                                                                    EXHIBIT 99.4

                       Conversion Valuation Report Update




                           Valued as of July 24, 1998


                           NORTHFIELD FEDERAL SAVINGS
                              Baltimore, Maryland

                                  Prepared By:

                               Ferguson & Company
                                   Suite 305
                            860 West Airport Freeway
                              Hurst, Texas  76054
                                  817/577-9558

                                 AUGUST 5, 1998




BOARD OF DIRECTORS
NORTHFIELD FEDERAL SAVINGS
8005 HARFORD ROAD
BALTIMORE, MARYLAND  21234

DEAR DIRECTORS:

     We have completed and hereby provide, as of July 24, 1998, an updated independent appraisal of the estimated pro forma market value of Northfield Federal Savings, Baltimore, Maryland ("Northfield" or the "Bank"), in connection with the conversion of Northfield from the mutual to stock form of organization ("Conversion"). This appraisal report update is furnished pursuant to an update to the Bank's Application for Conversion ("Form AC") filed with the Office of Thrift Supervision ("OTS"). Our original appraisal report, dated February 27, 1998, is incorporated herein by reference.

     In preparing this appraisal update, we reviewed our original appraisal and the Form AC, including the proxy statement. We considered, among other items, recent developments in stock market conditions and available financial information on Northfield. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

     Our appraisal update is based on the Bank's representation that the information in the application for conversion and additional evidence furnished us by the Bank are accurate and complete. We did not independently verify the financial statements and other information furnished by the Bank, nor did we independently value its assets and liabilities. The appraisal update considers the Bank as a going concern and should not be considered as an indication of its liquidation value.

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's pro forma market value. Ferguson & Company ("F&C") is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

BOARD OF DIRECTORS
AUGUST 5, 1998
PAGE 2

RECENT FINANCIAL PERFORMANCE
----------------------------

     The Bank has a December 31 fiscal year. The original Form AC has December 31, 1997, audited financial statements and no unaudited financial statements. Our original appraisal of February 27, 1998, was based on December 31, 1997, financial statements. This Form AC update has June 30, 1998 and June 30, 1997, unaudited financial statements. Accordingly, this appraisal update utilizes the year ended June 30, 1998, for appraisal income purposes.

     The unaudited financial statements indicate net income of $193,000 for the six months ended June 30, 1998, an increase of $27,000 over the 1997 period. According to the unaudited financial statements, equity was $3,087,000 at June 30, 1998, a $193,000 increase from $2,894,000 at December 31, 1997, and assets at June 30, 1998, are approximately $38,987,000.

     Appraisal earnings for the year ended June 30, 1998, were $312,000, an increase of $25,000 over the appraisal year ended December 31, 1997. A reconciliation of appraisal earnings appears in Exhibit XI.

GENERAL
-------

     Since our original appraisal as of February 27, 1998, the overall thrift equity market has shown significant upward and downward movement in value, but is currently back at the February 27, 1998, level. Exhibit I shows the movement of the SNL Thrift index from December 31, 1997, to July 24, 1998, the date of this update. The table shows that the index increased by 0.7% from February 27, 1998, to July 24, 1998, the update period. The general level of interest rates has decreased slightly during the update period (see Exhibit II). There have been no Federal Reserve Board adjustments to rates during the update period.

     Exhibit III provides information on thrift conversions completed since December 31, 1997. All of the 17 thrifts have increased in value since conversion. The thrifts have averaged an increase of 48.5%, with a median increase of 41.3%. Individual changes have ranged from an increase of 14.4% to an increase of 105.0%. Short term price increases have occurred as follows: One day--average 52.0%, median 48.8%; one week--average 58.4%, median 57.8%; and one month--average 61.6%, median 57.2%. Interestingly, 10 of the 17 were selling for less on July 24, 1998, than they closed for on their first day of trading.

     Exhibit IV provides information on pink sheet thrift conversions completed since June 30, 1997. All of the 14 thrifts have increased in value since conversion. The thrifts have averaged an increase of 39.5%, with a median increase of 40.0%. Individual changes have ranged from an increase of 7.5% to an increase of 60.0%. Short term price increases have occurred as follows: One day--average 39.5%, median 37.5%; one week--average 39.1%, median 36.2%; and one month--average 42.5%, median 41.9%. Three of the 14 were selling for less on July 24, 1998, than they closed for on their first day of trading.

     The group of comparative institutions, which is included in Exhibit VI, experienced an average increase in per share value of 1.7% and a median increase in value of 0.1% during the update period, with five decreasing in value and five increasing in value.

     During 1993, it was not unusual for conversion stocks to increase in price by 30% immediately. Recent conversions have experienced more dramatic increases. Of the 17 completed since December 31,

BOARD OF DIRECTORS
AUGUST 5, 1998
PAGE 3

1997, 8 have increased by 50% or more the first day and the smallest first day increase was 14.4%.

VALUATION APPROACH
------------------

     Table VII indicates the pro forma market valuation of Northfield versus the comparative group and all publicly held thrifts. Pro forma pricing ratios for Northfield are based on the financial information shown in Exhibit IX. Pro forma earnings are based on currently available interest rates and pro forma assets and book value information are taken from the June 30, 1998, financial data included in the offering circular.

     At the $4,500,000 midpoint of the range, Northfield is valued at 67.7% of pro forma book value, representing a discount of 43.3% from the mean and 38.8% from the median of the comparative group. The midpoint price is 11.5 times pro forma earnings, representing a discount of 66.5% from the mean and 43.3% from the median of the comparative group. The comparative group's price earnings ratio is skewed by one member with a ratio of 151.1.

     As compared to all publicly held thrifts, at the midpoint of the range, Northfield's price earnings ratio represents a discount of 43.6% from the mean and 40.7% from the median. Northfield's value of 67.7% of pro forma book value is well below the mean of 163.9% and median of 150.5% of all publicly held thrifts.

     As compared to thrift conversions completed within the past six months (see
Exhibit III), Northfield's price to pro forma book of 67.7% represents a 12.6% discount from the mean and a discount of 13.0% from the median. And its price earnings ratio of 11.5 represents a 29.4% discount from the mean and a 40.4% discount from the median.

     As compared to pink sheet thrift conversions completed within the past twelve months (see Exhibit IV), Northfield's price to pro forma book of 67.7% represents a 7.9% discount from the mean and a discount of 8.1% from the median. And its price earnings ratio of 11.5 represents a 39.8% discount from the mean and a 34.3% discount from the median.

     At the supermaximum, Northfield's price to pro forma book ratio of 75.4% represents a discount of 2.7% from the mean and 3.1% from the median of major exchange conversions completed since December 31, 1997. Northfield's pro forma price to book of 75.4% represents a premium of 2.6% over the mean and 2.3% over the median of pink sheet conversions completed since June 30, 1997.

CONCLUSION
----------

     In our opinion, Northfield's estimated pro forma market value at July 24, 1998, was $4,500,000, which did not change from our original appraisal as of February 27, 1998. The resulting valuation range is $3,825,000 at the minimum to $5,175,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $5,951,250, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in
Exhibit VII based on calculations shown in Exhibit IX.

BOARD OF DIRECTORS
AUGUST 5, 1998
PAGE 4

     During the update period from February 27, 1998, to July 24, 1998, thrift equity markets have shown little change. Interest rates have decreased slightly during the update period. The SNL Thrift Index increased 0.7%, the average value of the comparative group increased 1.7%, and the median value of the comparative group increased 0.1%. Recent conversions have shown very strong receptivity since December 31, 1997, but several have declined in value since the first day of trading. Considering all of the above factors together, we believe that no change in the midpoint value is justified.

     Our opinion is based upon circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Northfield, could materially affect the assumptions used in preparing this opinion.

                                               Respectfully,
                                               Ferguson & Company



                                               Robin L. Fussell
                                               Principal

                               LISTS OF EXHIBITS

 EXHIBIT
 NUMBER        Title                                             PAGE
--------                                                         ----
  I            SNL Index                                           1

  II           Selected Interest Rates                             2

  III          Recent Conversions                                  3

  IV           Recent Pink Sheet Conversions                       6

  V            Selected Publicly Held Thrifts                      9

  VI           Comparative Group Price Changes                    19

  VII          Pro Forma Comparisons                              21

  VIII         Comparison of Pricing Ratios                       23

  IX           Pro Forma Assumptions                              24
               Pro Forma Effect of Conversion Proceeds            25
               Pro Forma Analysis Sheet                           29

  X            Recent Operating Results                           31

  XI           Appraisal Earnings                                 32

FERGUSON & COMPANY                   EXHIBIT I - SNL INDEX
------------------


                                        % CHANGE SINCE
                                -------------------------------
                            SNL PREVIOUS
                DATE      INDEX      DATE   12/31/97    2/27/98
                ----      -----      ----   --------    -------
              12/31/97    814.1
               1/31/98    768.3      -5.6%    -5.6%
               2/27/98    818.7       6.6%     0.6%
               3/31/98    869.3       6.2%     6.8%        6.2%
               4/30/98    882.1       1.5%     8.4%        7.7%
               5/31/98    897.2       1.7%    10.2%        9.6%
               6/30/98    833.5      -7.1%     2.4%        1.8%
               7/24/98    824.7      -1.1%     1.3%        0.7%


                             [GRAPH APPEARS HERE]



SOURCE: SNL & F&C CALCULATIONS         1

FERGUSON & COMPANY
------------------

                     EXHIBIT II - SELECTED INTEREST RATES

                                                             2/27/98 vs.
                                                               7/24/98
                                                            --------------
                                                               Increase
                                 7/24/98        2/27/98       (Decrease)
                                --------       --------     --------------
Federal funds rate                5.50           5.51           (0.01)

3 month T-bill discount (1)       4.97           5.16           (0.19)

1 year T-bill discount  (1)       5.09           5.14           (0.05)

5 year treasury rate              5.47           5.60           (0.13)

10 year treasury rate             5.46           5.63           (0.17)

Long term treasury rate           5.69           5.94           (0.25)

(1) Rates presented represent discounts, not yields.

Source: Federal Reserve Bank
of St. Louis                           2

FERGUSON & COMPANY             EXHIBIT III- RECENT CONVERSIONS
------------------
                             (COMPLETED SINCE DECEMBER 31, 1997)


                                                                    CONVERSION         GROSS      OFFERING
                                                                        ASSETS      PROCEEDS         PRICE
TICKER    SHORT NAME                          STATE    IPO DATE         ($000)        ($000)           ($)
CITZ      CFS Bancorp Inc.                    IN       07/24/98        746,050       178,538         10.000
UCFC      United Community Finl Corp          OH       07/09/98      1,044,993       334,656         10.000
HRBT      Hudson River Bancorp                NY       07/01/98        664,996       173,337         10.000
FKAN      First Kansas Financial Corp.        KS       06/29/98         95,655        15,539         10.000
CFKY      Columbia Financial of Kentucky      KY       04/15/98        104,006        26,715         10.000
EFC       EFC Bancorp Inc.                    IL       04/07/98        315,910        69,365         10.000
HBSC      Heritage Bancorp Inc.               SC       04/06/98        247,499        69,431         15.000
NEP       Northeast PA Financial Corp.        PA       04/01/98        369,242        59,515         10.000
BYS       Bay State Bancorp                   MA       03/30/98        233,074        46,949         20.000
HLFC      Home Loan Financial Corp.           OH       03/26/98         60,401        22,483         10.000
CAVB      Cavalry Bancorp Inc.                TN       03/17/98        275,925        75,383         10.000
ICBC      Independence Comm. Bank Corp.       NY       03/17/98      3,733,316       704,109         10.000
RCBK      Richmond County Financial Corp      NY       02/18/98        993,370       244,663         10.000
HFBC      HopFed Bancorp Inc.                 KY       02/09/98        202,496        40,336         10.000
TSBK      Timberland Bancorp Inc.             WA       01/13/98        206,188        66,125         10.000
MYST      Mystic Financial Inc.               MA       01/09/98        149,653        27,111         10.000
UTBI      United Tennessee Bankshares         TN       01/05/98         64,189        14,548         10.000

Maximum                                                              3,733,316       704,109         20.000
Minimum                                                                 60,401        14,548         10.000
Average                                                                559,233       127,577         10.882
Median                                                                 247,499        66,125         10.000

Source: SNL & F&C calculations         3

FERGUSON & COMPANY          EXHIBIT III - RECENT CONVERSIONS
-------------------
                           (COMPLETED SINCE DECEMBER 31, 1997)


                          CONVERSION PRICING RATIOS
         -------------------------------------------------------------
               Price/          Price/          Price/        Price/        Current           Current        Current
            Pro-Forma       Pro-Forma       Pro-Forma      Adjusted          Stock            Price/    Price/ Tang
           Book Value      Tang. Book        Earnings        Assets          Price        Book Value     Book Value
Ticker            (%)             (%)             (%)           (%)            ($)               (%)            (%)
CITZ             71.7            71.7            18.2          19.3         11.438               NA              NA
UCFC             77.8            77.8            14.1          24.3         17.938               NA              NA
HRBT             80.1            80.1            22.3          20.7         12.875               NA              NA
FKAN             78.5            78.5            14.0          14.0         12.250               NA              NA
CFKY             74.5            74.5            19.6          20.4         14.125               NA              NA
EFC              76.6            76.6            13.5          18.0         13.500               NA              NA
HBSC             78.0            78.0            16.1          21.9         19.625               NA              NA
NEP              75.4            75.4            18.7          13.9         13.500               NA              NA
BYS              78.6            78.6            20.9          16.8         27.625            102.2           102.2
HLFC             75.9            75.9            17.0          27.1         14.875            106.0           106.0
CAVB             79.8            79.8            14.3          21.5         20.500            153.3           153.3
ICBC             77.2            82.7            17.9          15.9         15.750            124.7           132.1
RCBK             79.6            79.6            14.0          19.8         16.875            135.7           136.1
HFBC             75.4            75.4            12.4          16.6         17.625            123.6           123.6
TSBK             81.5            81.5            10.5          24.3         15.938            123.7           123.7
MYST             77.8            77.8            17.5          15.3         14.375            108.9           108.9
UTBI             78.4            78.4            16.1          18.5         14.000            100.6           100.6

Maximum          81.5            82.7            22.3          27.1         27.625            153.3           153.3
Minimum          71.7            71.7            10.5          13.9         11.438            100.6           100.6
Average          77.5            77.8            16.3          19.3         16.048            119.9           120.7
Median           77.8            78.0            16.1          19.3         14.875            123.6           123.6

Source: SNL & F&C calculations         4

FERGUSON & COMPANY              EXHIBIT III - RECENT CONVERSIONS
------------------
                              (COMPLETED SINCE DECEMBER 31, 1997)

            PRICE ONE       PRICE ONE       PRICE ONE      PAST CONVERSION PRICE INCREASE (DECREASE)
                                                         ----------------------------------------------
            DAY AFTER      WEEK AFTER     MONTH AFTER        ONE         ONE          ONE           TO
           CONVERSION      CONVERSION      CONVERSION        DAY        WEEK        MONTH         DATE
TICKER            ($)             ($)             ($)        (%)         (%)          (%)          (%)
CITZ           11.438             NA               NA       14.4          NA           NA         14.4
UCFC           15.000         16.000               NA       50.0        60.0           NA         79.4
HRBT           12.563         13.500               NA       25.6        35.0           NA         28.8
FKAN           12.313         12.250           12.250       23.1        22.5         22.5         22.5
CFKY           17.125         15.938           16.000       71.3        59.4         60.0         41.3
EFC            14.750         14.938           14.125       47.5        49.4         41.3         35.0
HBSC               NA         21.938           21.875         NA        46.3         45.8         30.8
NEP            15.500         15.375           15.438       55.0        53.8         54.4         35.0
BYS            29.375         29.625           30.125       46.9        48.1         50.6         38.1
HLFC           15.250         16.188           16.750       52.5        61.9         67.5         48.8
CAVB           20.563         24.375           24.000      105.6       143.8        140.0        105.0
ICBC           17.250         17.563           18.125       72.5        75.6         81.3         57.5
RCBK           16.313         16.438           17.875       63.1        64.4         78.8         68.8
HFBC           16.813         16.000           16.750       68.1        60.0         67.5         76.3
TSBK           14.500         16.000           16.000       45.0        60.0         60.0         59.4
MYST           14.438         15.625           15.000       44.4        56.3         50.0         43.8
UTBI           14.750         13.750           14.250       47.5        37.5         42.5         40.0

Maximum        29.375         29.125           30.125      105.6       143.8        140.0        105.0
Minimum        11.438         12.250           12.250       14.4        22.5         22.5         14.4
Average        16.121         17.219           17.755       52.0        58.4         61.6         48.5
Median         15.125         16.000           16.375       48.8        57.8         57.2         41.3

SNL & F&C calculations                 5

FERGUSON & COMPANY            EXHIBIT IV - RECENT PINK SHEET CONVERSIONS
-------------------
                                 (COMPLETED SINCE JUNE 30, 1997)

                                                                                    Conversion
                                                                                        Assets       IPO Proceeds        IPO Price
Ticker      Short Name                                  State     IPO Date              ($000)              ($000)             ($)
CAFN        Carnegie Financial Corporation               PA       07/13/98               16,723              2,381          10.000
PCBH        PCB Holding Company                          IN       07/02/98               21,989              3,968          10.000
ANSN        Anson Bancorp Inc.                           NC       06/22/98               20,273              5,851          10.000
AFSB        Adirondack Financial Services                NY       04/07/98               61,022              6,613          10.000
QTMB        Quitman Bancorp Inc.                         GA       04/07/98               39,192              6,613          10.000
SFSH        SFSB Holding Co.                             PA       02/27/98               37,810              7,260          10.000
WPBC        Wyman Park Bancorp                           MD       01/07/98               62,241             10,117          10.000
DFFN        Delaware First Financial Corp.               DE       01/05/98              112,545             11,570          10.000
CDLC        Coddle Creek Financial Corp.                 NC       12/31/97              114,162             33,724          50.000
NARK        North Arkansas Bancshares Inc.               AR       12/19/97               34,379              3,703          10.000
SHSB        SHS Bancorp Inc.                             PA       10/01/97               81,688              8,200          10.000
OSFS        Ohio State Financial Services                OH       09/29/97               33,929              6,332          10.000
CIBC        Citizens Bancorp Inc.                        IN       09/18/97               45,153             10,580          10.000
WSBH        WSB Holding Co.                              PA       08/29/97               33,139              3,306          10.000

Maximum                                                                                 114,162             33,724          50.000
Minimum                                                                                  20,273              3,306          10.000
Average                                                                                  60,746             11,353          16.154
Median                                                                                   45,153              7,260          10.000

Source: SNL & F&C calculations         6

FERGUSON & COMPANY   EXHIBIT IV - RECENT PINK SHEET CONVERSIONS
------------------
                       (COMPLETED SINCE JUNE 30,1997)


                              Conversion Pricing Ratios
          -------------------------------------------------------------
                Price/              Price/           Price/          Price/          Current          Current             Current
             Pro-Forma           Pro-Forma        Pro-Forma        Adjusted            Stock           Price/           Price/Tang
            Book Value           Tang. Book        Earnings          Assets            Price       Book Value           Book Value
Ticker             (%)                 (%)              (x)             (%)              ($)              (%)                  (%)
CAFN              79.2                79.2               NA            12.5           10.250               NA                   NA
PCBH              71.0                71.0             17.6            15.3           10.750               NA                   NA
ANSN              65.3                65.3             21.9            22.4           12.370               NA                   NA
AFSB              77.0                77.0               NA             9.8           13.560               NA                   NA
QTMB              78.7                78.7             14.6            14.4           12.500               NA                   NA
SFSH              76.0                76.0               NA            16.1           13.000             96.5                 96.5
WPBC              76.7                76.7             23.3            14.0           14.000            101.2                101.2
DFFN              73.7                73.7             20.6             9.3           12.120             86.9                 86.9
CDLC              77.9                77.9             22.3            22.8           72.500            111.9                111.9
NARK              72.3                72.3               NA             9.7           12.000             83.9                 85.3
SHSB              70.7                70.7             12.5             9.1           15.870            106.3                106.3
OSFS              63.3                63.3             17.5            15.7           16.000             95.4                 95.4
CIBC              73.5                73.5             16.1            19.0           14.750             99.8                 99.8
WSBH              71.4                71.4               NA             9.1           14.620            101.3                101.3

Maximum           79.2                79.2             23.3            22.8           72.500            111.9                111.9
Minimum           63.3                63.3             12.5             9.1           10.750             83.9                 85.3
Average           73.5                73.5             19.1            14.9           22.753             99.5                 99.7
Median            73.7                73.7             17.5            14.0           14.000             99.8                 99.8

Source: SNL & F&C calculations         7

FERGUSON & COMPANY           EXHIBIT IV - RECENT PINK SHEET CONVERSION
------------------
                                  (COMPLETED SINCE JUNE 30, 1997)

            Current     Price One    Price One     Price One        POST CONVERSION PRICE INCREASE (DECREASE)
                                                                 -----------------------------------------------
              Price     Day After   Week After   Month After             One         One          One         To
           Earnings    Conversion   Conversion    Conversion             Day        Week        Month       Date
Ticker          (x)           ($)          ($)           ($)             (%)         (%)          (%)        (%)
CAFN             NA            NA       10.250            NA              NA         2.5           NA        2.5
PCBH             NA        11.500       12.120            NA              NA        21.2           NA        7.5
ANSN             NA            NA       12.060        12.370              NA        20.6           NA       23.7
AFSB             NA        12.000       12.120        12.310            20.0        21.2         23.1       35.6
QTMB             NA        12.625       14.310        14.000            26.3        43.1         40.0       25.0
SFSH             NA        12.813       13.120        14.370              NA        31.2         43.7       30.0
WPBC             NA        13.750       13.620        14.620            37.5        36.2         46.2       40.0
DFFN             NA            NA       11.960        12.750              NA        19.6         27.5       21.2
CDLC           21.6        77.000       77.620        79.370            54.0        55.2           NA       45.0
NARK             NM        12.500       12.750        13.000            25.0        27.5         30.0       20.0
SHSB           14.7        14.750       16.250        16.000            47.5        62.5         60.0       58.7
OSFS           26.7        15.500       15.370        14.960            55.0        53.7         49.6       60.0
CIBC           16.8        14.000       14.000        15.000            40.0        40.0         50.0       47.5
WSBH           40.6        13.500       13.500        13.750            35.0        35.0         37.5       46.2

Maximum        40.6        77.000       77.620        79.370            55.0        62.5         60.0       60.0
Minimum        14.7        11.500       11.960        12.310            20.0        19.6         23.1        7.5
Average        26.8        25.040       23.400        23.990            39.5        39.1         42.5       39.5
Median         21.6        13.625       13.620        14.370            37.5        36.2         41.9       40.0

Source: SNL & F&C calculations         8

FERGUSON & COMPANY            EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
------------------

                                                                                               Deposit
                                                                                              Insurance
                                                                                               Agency
Ticker       Short Name                            City                   State    Region    (BIF/SAIF)    Exchange     IPO Date
NWSB         Northwest Bancorp Inc. (MHC)          Warron                 PA        MA        SAIF         NASDAQ       11/07/94
BKUNA        BankUnited Financial Corp.            Coral Gables           FL        SE        SAIF         NASDAQ       12/11/85
CNSB         CNS Bancorp Inc.                      Jefferson City         MO        MW        SAIF         NASDAQ       06/12/96
PBKB         People's Bancshares Inc.              New Bedford            MA        NE        BIF          NASDAQ       10/30/86
AHCI         Ambano Holding Co.                    Amstordam              NY        MA        BIF          NASDAQ       12/27/95
PFFC         Peoples Financial Corp.               Massillon              OH        MW        SAIF         NASDAQ       09/13/96
WAYN         Wayns Savings Bancshares (MHC)        Woostar                OH        MW        SAIF         NASDAQ       06/25/93
FFFL         Fidelley Bankshares Inc. (MHC)        West Palm Beach        FL        SE        SAIF         NASDAQ       01/07/94
DME          Dime Bancorp Inc.                     New York               NY        MA        BIF          NYSE         08/19/86
SMBC         Southern Missouri Bancorp Inc.        Poplar Bluff           MO        MW        SAIF         NASDAQ       04/13/94
FTNB         Fulton Bancorp Inc.                   Fulton                 MO        MW        SAIF         NASDAQ       10/12/96
SGVB         SGV Bancorp Inc.                      West Covins            CA        WE        SAIF         NASDAQ       06/29/95
WHGB         WHG Bancshares Corp.                  Lutherville            MD        MA        SAIF         NASDAQ       04/01/96
JSBA         Jefferson Savings Bancorp             Ballwin                MO        MW        SAIF         NASDAQ       04/08/93
CNY          Carver Bancorp Inc.                   New York               NY        MA        SAIF         AMSE         10/25/94
FBHC         Fort Bend Holding Corp.               Rosenberg              TX        SW        SAIF         NASDAQ       06/30/93
EFBI         Enterprise Federal Bancorp            Weal Chester           OH        MW        SAIF         NASDAQ       10/17/94
CFTP         Community Federal Bancorp             Tupelo                 MS        SE        SAIF         NASDAQ       03/26/96
NSLB         NS&L Bancorp Inc.                     Ncoaho                 MO        MW        SAIF         NASDAQ       06/08/95
LFBI         Little Falls Bancorp Inc.             Little Falls           NJ        MA        SAIF         NASDAQ       01/05/96
SOBI         Sobieski Bancorp Inc.                 South Bend             IN        MW        SAIF         NASDAQ       03/31/95
SCCB         S. Carolina Community Bancshares      Winnsboro              SC        SE        SAIF         NASDAQ       07/07/94
FFBZ         First Federal Bancorp Inc.            Zansville              OH        MW        SAIF         NASDAQ       07/13/92
WCFB         Webster City Federal SB (MHC)         Webster City           LA        MW        SAIF         NASDAQ       08/15/94
QCSB         Queens County Bancorp Inc.            Flushing               NY        MA        BIF          NASDAQ       11/23/93
FFSX         First Fed SB of Siouxland (MHC)       Sioux City             LA        MW        SAIF         NASDAQ       07/13/92
FLSC         First Liberty Financial Corp.         Macon                  GA        SE        SAIF         NASDAQ       12/06/83
MBSP         Mitchell Bancorp Inc.                 Spruce Pine            NC        SE        SAIF         NASDAQ       07/12/96
LFED         Leeds Federal Bankshares (MHC)        Baltimore              MD        MA        SAIF         NASDAQ       05/02/94
FAB          FIRSTFED AMERICA BANCORP INCS         Wanses                 MA        NE        SAIF         AMSE         01/15/97
CLAS         Clark Bancshares Inc.                 Ashland                KY        MW        SAIF         NASDAQ       12/29/95
AMFC         AMB Financial Corp.                   Munster                IN        MW        SAIF         NASDAQ       04/01/96
PERM         Permanent Bancorp Inc.                Evansville             IN        MW        SAIF         NASDAQ       04/04/94
COOP         Coopertive Bankshares Inc.            Wilmington             NC        SE        SAIF         NASDAQ       08/21/91
DCOM         Dime Community Bancshares Inc.        Brooklyn               NY        MA        BIF          NASDAQ       06/26/96
FISB         First Indiana Corp.                   Indianapolis           IN        MW        SAIF         NASDAQ       08/02/83
PFEO         Park Bancorp Inc.                     Chicago                IL        MW        SAIF         NASDAQ       08/12/96
MRKF         Market Financial Corp.                Mount Healthy          OH        MW        SAIF         NASDAQ       03/27/97
LVSB         Lakeview Financial Corp.              Paterson               NJ        MA        SAIF         NASDAQ       12/22/93
MFFC         Milton Federal Financial Corp.        West Milton            OH        MW        SAIF         NASDAQ       10/07/94
PPEK         Peckskill Financial Corp.             Peckskill              NY        MA        SAIF         NASDAQ       12/29/95
ANE          Alliance Bncp of New England          Vernon                 CT        NE        BIF          AMSE         12/19/86
ESBK         Elmira Savings Bank (The)             Elmira                 NY        MA        BIF          NASDAQ       03/01/85
CASH         First Midwell Financial Inc.          Storm Lake             LA        MW        SAIF         NASDAQ       09/20/93
CFCP         Coastal Financial Corp.               Myrtle Beach           SC        SE        SAIF         NASDAQ       09/26/90
FLKY         First Lancaster Bancshares            Lancaster              KY        MW        SAIF         NASDAQ       07/01/96
PFNC         Progress Financial Corp.              Blue Bell              PA        MA        SAIF         NASDAQ       07/18/83
HHFC         Harvest Home Financial Corp.          Cheviot                OH        MW        SAIF         NASDAQ       10/10/94
HMNF         HMN Financail Inc.                    Spring Valley          MN        MW        SAIF         NASDAQ       06/30/94
FKKY         Frankfort First Bancorp Inc.          Frankfort              KY        MW        SAIF         NASDAQ       07/10/95
THRD         TF Financial Corp.                    Newtown                PA        MA        SAIF         NASDAQ       07/13/94
HRBP         Harbor Federal Bancorp Inc.           Baltimore              MD        MA        SAIF         NASDAQ       08/12/94
STFC         First Federal Capital Corp.           La Crosse              WI        MW        SAIF         NASDAQ       11/02/69
LXMO         Lexington B&L Financial Corp.         Lexington              MO        MW        SAIF         NASDAQ       06/06/96
CASB         Cascade Financial Corp.               Everett                WA        WE        SAIF         NASDAQ       09/16/92
FBER         Lat Bergen Bancorp                    Wood-Ridge             NJ        MA        SAIF         NASDAQ       04/01/96
FDEF         First Defiance Financial              Defiance               OH        MW        SAIF         NASDAQ       10/02/95
HZFS         Horizon Financial Svcs. Corp.         Oskaloosa              LA        MW        SAIF         NASDAQ       06/30/94
SSM          Stone Street Bancorp Inc.             Mocksville             NC        SE        SAIF         AMSE         04/01/96

              Current        Current           Price/        Current
               stock          Market            LTM           Price/
Ticker         Price          Value          Core EPS        Book V
                  ($)           ($M)              (X)            (%)
NWSB           15.000         702.61            34.9          322.6
BKUNA          14.500         236.82            34.5          153.8
CNSB           17.188          28.27            34.4          117.4
PBKB           23.125          76.68            33.5          241.9
AHCI           17.000          72.39            32.7          119.1
PFFC           13.375          19.03            32.6          120.4
WAYN           22.250          55.32            32.3          226.1
FFFL           29.500         200.66            31.7          226.8
DME            10.375       3,448.56            31.6          259.2
SMBC           21.125          34.60            31.5          128.4
FTNB           18.750          31.87            31.3          124.5
SGVB           16.500          38.74            31.1          122.3
WHGB           15.750          21.88            30.9          109.6
JSBA           27.375         274.35            30.8          214.9
CNY            12.750          29.51            30.4           83.1
FBHC           20.500          36.48            30.2          165.1
EFBI           28.250          62.46            29.4          171.5
CFTP           17.000          76.96            29.3          114.9
NSLB           18.313          12.56            29.1          109.3
LFBI           21.500          53.27            29.1          147.0
SOBI           18.500          14.47            28.9          103.7
SCCB           21.375          12.39            28.9          131.3
FFBZ           14.250          44.89            28.5          278.3
WCFB           18.125          38.32            28.3          169.7
QCSB           44.813         669.56            28.2          341.8
FFSX           32.500          92.23            28.0          224.0
FLSC           24.375         325.81            28.0          284.4
MBSP           16.500          15.36            28.0          105.8
LFED           18.250          94.57            27.7          191.7
FAB            19.125         158.20            27.5          121.4
CLAS           17.188          22.34            26.9          109.5
AMFC           16.625          15.22            26.8          107.0
PERM           16.000          65.90            26.7          148.8
COOP           17.000          50.75            26.6          174.2
DCOM           23.875         297.00            26.5          156.9
FISB           26.250         335.50            26.3          209.3
PFEO           16.500          43.15            26.1          109.8
MRKF           13.000          17.36            26.0          110.4
LVSB           26.000         129.42            25.7          214.7
MFFC           14.875          33.27            25.7          119.1
PPEK           17.375          52.42            25.6          116.5
ANE            13.000          32.40            25.5          164.4
ESBK           28.500          20.71            25.2          142.5
CASH           23.250          60.79            25.0          144.1
CFCP           20.500         138.08            25.0          364.1
FLKY           13.188          12.48            24.9           88.4
PFNC           18.875          94.30            24.8          226.1
HHFC           15.250          13.59            24.6          131.8
HMNF           15.000          81.45            23.6          115.0
FKKY           15.125          24.49            23.6          108.4
THRD           25.500          81.31            23.6          144.6
HRBP           23.125          39.16            23.6          133.5
STFC           16.625         307.88            23.4          271.7
LXMO           15.938          16.08            23.1          104.9
CASB           15.188          64.53            23.0          212.7
FBER           18.375          50.15            23.0          135.7
FDEF           14.000         113.72            23.0          111.6
HZFS           16.500          14.52            22.9          171.9
SSM            19.250          35.90            22.9          116.5

FERGUSON & COMPANY              EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
------------------

                                                                                      Deposit                              Current
                                                                                     Insurance                              Stock
                                                                                      Agency                                Price
Ticker    Short Name                         City                State     Region    (BIF/SAIF)     Exchange     IPO Date    ($)
CVAL      Chester Valley Bancorp Inc.        Downingtown         PA        MA        SAIF           NASDAQ       03/27/87    31.500
FFWD      Wood Bancorp Inc.                  Bowling Green       OH        MW        SAIF           NASDAQ       08/31/93    16.875
YFED      York Financial Corp.               York                PA        MA        SAIF           NASDAQ       02/01/84    20.750
PWBK      Pennwood Bancorp Inc.              Pittsburgh          PA        MA        SAIF           NASDAQ       07/15/96    12.250
PRBC      Prestige Bancorp Inc.              Pleasant Hills      PA        MA        SAIF           NASDAQ       06/22/96    16.750
EFBC      Empire Federal Bancorp Inc.        Livingston          MT        WE        SAIF           NASDAQ       01/27/97    15.000
HBFW      Meme Bancorp                       Fort Wayne          IN        MW        SAIF           NASDAQ       03/30/95    27.500
CFSB      CFSB Bancorp Inc.                  Lansing             MI        MW        SAIF           NASDAQ       06/27/90    25.875
BFD       BostonFed Bancorp Inc.             Burlington          MA        NE        SAIF           AMSE         10/24/95    22.875
OFCP      Ottawa Financial Corp.             Holland             MI        MW        SAIF           NASDAQ       08/19/94    25.000
HWEN      Home Financial Bancorp             Spencer             IN        MW        SAIF           NASDAQ       07/02/96     8.000
HAVN      Haven Bancorp Inc.                 Westbury            NY        MA        SAIF           NASDAQ       09/23/93    22.188
OHSL      OHSL Financial Corp.               Cincinnati          OH        MW        SAIF           NASDAQ       02/10/93    17.000
CFFC      Community Financial Corp.          Staunton            VA        SE        SAIF           NASDAQ       03/30/88    15.000
EMLD      Emerald Financial Corp.            Strongsville        OH        MW        SAIF           NASDAQ       10/03/93    12.625
LARK      Landmark Bancshares Inc.           Dodge City          KS        MW        SAIF           NASDAQ       03/28/94    26.500
WFI       Winton Financial Corp.             Cincinnati          OH        MW        SAIF           AMSE         08/04/88    15.375
ABCW      Anchor BanCorp Wisconsin           Madison             WI        MW        SAIF           NASDAQ       07/16/92    42.250
GSFC      Green Street Financial Corp.       Fayetteville        NC        SE        SAIF           NASDAQ       04/04/96    14.500
SFED      SFS Bancorp Inc.                   Schenectady         NY        MA        SAIF           NASDAQ       06/30/95    20.000
FMCO      FMS Financial Corp.                Burlington          NJ        MA        SAIF           NASDAQ       12/14/88    15.000
CIBI      Community Investors Bancorp        Bucyful             OH        MW        SAIF           NASDAQ       02/07/95    14.750
BFSB      Bedford Bancshares Inc.            Bedford             VA        SE        SAIF           NASDAQ       08/22/94    15.125
SVRN      Sovereign Bancorp Inc.             Wyomissing          PA        MA        SAIF           NASDAQ       08/12/86    17.438
KFBI      Kiamath First Bancorp              Klamath Falls       OR        WE        SAIF           NASDAQ       10/05/95    19.438
CBES      CBES Bancorp Inc.                  Excelsior Springs   MO        MW        SAIF           NASDAQ       09/30/96    20.266
ALBC      Albion Banc Corp                   Albion              NY        MA        SAIF           NASDAQ       07/26/93     8.750
WSB       Washington Savings Bank, FSB       Bowie               MD        MA        SAIF           AMSE               NA     6.250
IWBK      InterWest Bancorp Inc.             Oak Harbor          WA        WE        SAIF           NASDAQ             NA    43.000
GFCO      Glenway Financial Corp.            Cincinnati          OH        MW        SAIF           NASDAQ       11/30/90    22.500
CRZY      Crazy Woman Creek Bancorp          Buffalo             WY        WE        SAIF           NASDAQ       03/29/96    12.125
SZB       SouthFirst Bancshares Inc.         Sylacauga           AL        SE        SAIF           NYSE         02/14/95    18.125
FFIC      Flushing Financial Corp.           Flushing            NY        MA        BIF            NASDAQ       11/21/95    22.500
CEBK      Central Co-operative Bank          Somerville          MA        NE        BIF            NASDAQ       10/24/86    24.813
DSL       Downey Financial Corp.             Newport Beach       CA        WE        SAIF           NYSE         01/01/71    34.875
BVCC      Bay View Capital Corp.             San Mateo           CA        WE        SAIF           NASDAQ       05/09/86    29.500
FFBH      First Federal Bancshares of AR     Marrison            AR        SE        SAIF           NASDAQ       05/03/96    24.125
PCBC      Perry County Financial Corp.       Perryville          MO        MW        SAIF           NASDAQ       02/13/95    22.625
AFBC      Advance Financial Bancorp          Wollaburg           WV        SE        SAIF           NASDAQ       01/02/97    18.125
FNGB      First Northern Capital Corp.       Green Bay           WI        MW        SAIF           NASDAQ       12/29/83    15.625
SCBS      Southern Community Bancshares      Cullman             AL        SE        SAIF           NASDAQ       12/23/96    16.875
PFFB      PFF Bancorp Inc.                   Pomona              CA        WE        SAIF           NASDAQ       03/29/96    18.875
DCBI      Delphoa Citizens Bancorp Inc.      Delphos             OH        MW        SAIF           NASDAQ       11/21/96    18.250
BDJI      First Federal Bancorp              Bemidji             MN        MW        SAIF           NASDAQ       04/04/95    18.500
HFFB      Harrodsburg First Fin Bancorp      Harrodsburg         KY        MW        SAIF           NASDAQ       10/04/95    15.875
EBSI      Eagle Bancshares                   Tucker              GA        SE        SAIF           NASDAQ       04/01/86    24.875
GPT       GreenPoint Financial Corp.         New York            NY        MA        BIF            NYSE         01/28/94    40.125
OCPC      Ocean Financial Corp.              Toma River          NJ        MA        SAIF           NASDAQ       07/03/96    19.250
CAFI      Camco Financial Corp.              Cambridge           OH        MW        SAIF           NASDAQ             NA    19.000
FFDB      FirstFed Bancorp Inc.              Bessemer            AL        SE        SAIF           NASDAQ       11/19/91    27.000
RELY      Reliance Bancorp Inc.              Garden City         NY        MA        SAIF           NASDAQ       03/31/94    37.750
HFSA      Hardia Bancorp Inc.                Hardin              MO        MW        SAIF           NASDAQ       09/29/95    18.125
CMRN      Cameron Financial Corp             Cameron             MO        MW        SAIF           NASDAQ       04/03/95    19.250
MFBC      MFB Corp.                          Mishawaka           IN        MW        SAIF           NASDAQ       03/25/94    25.000
NBN       Northeast Bancorp                  Aubum               ME        NE        BIF            AMSE         08/19/87    14.875
FCBF      FCB Financial Corp.                Oshkosh             WI        MW        SAIF           NASDAQ       09/24/93    29.875
MECH      MECH Financial Inc.                Hartford            CT        NE        BIF            NASDAQ       06/26/96    31.813
LSBI      LSB Financial Corp.                Lafayette           IN        MW        BIF            NASDAQ       02/03/95    31.500
ABBK      Abington Bancorp Inc.              Abington            MA        NE        BIF            NASDAQ       06/10/86    19.125

Current         Price/        Current
Market           LTM          Price/
Value          Core EPS       Book V
($M)             (x)           (%)
   68.94         22.8         230.9
   44.95         22.8         206.3
  185.18         22.8         173.4
    8.99         22.7          97.3
   17.62         22.6         111.7
   38.88         22.4          95.7
   64.85         22.4         152.4
  211.32         22.1         325.5
  123.37         22.0         141.4
  142.93         21.8         189.0
    7.43         21.6          99.6
  196.35         21.5         166.5
   42.34         21.5         155.7
   36.53         21.4         150.5
  129.62         21.4         247.1
   44.14         21.4         135.2
   61.72         21.4         236.9
  376.88         21.3         287.6
   62.32         21.3          97.9
   24.17         21.3         111.5
  108.04         21.1         263.6
   19.44         21.1         176.2
   34.76         21.0         170.7
2,657.43         21.0         248.4
  192.76         20.9         121.3
   19.04         20.9         115.0
    6.58         20.8         105.7
   27.63         20.8         120.0
  448.92         20.8         256.1
   51.38         20.6         178.6
   16.08         20.6         111.6
   17.69         20.6         108.2
  214.79         20.5         153.6
   48.76         20.5         132.6
  980.15         20.5         213.6
  598.15         20.5         151.8
  117.51         20.4         138.2
   18.73         20.4         114.9
   19.46         20.4         124.8
  120.71         20.3         160.5
   19.19         20.3         167.1
  306.04         20.3         126.5
   33.73         20.3         123.0
   18.47         20.1         149.8
   30.91         20.1          99.3
  143.96         20.1         190.9
3,345.74         20.1         227.3
  299.03         20.1         141.9
  103.90         20.0         182.5
   32.52         20.0         163.9
  361.08         20.0         185.3
   14.80         19.9         109.8
   40.30         19.9         107.5
   39.76         19.8         120.1
   36.61         19.8         153.0
  115.53         19.8         154.2
  168.46         19.8         181.7
   30.31         19.7         156.2
   67.55         19.5         197.2

Source: SNL & F&C calculations            10

FERGUSON & COMPANY               EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
------------------

                                                                                     Deposit
                                                                                    Insurance
                                                                                     Agency
 Ticker    Short Name                                 City          State  Region   (BIF/SAIF) Exchange   IPO Date
ANA     Acadiana Bancshares Inc,                     Lafayette        LA     SW      SAIF     AMSE       07/16/96
FFLC    FFLC Bancorp Inc.                            Leesburg         FL     SE      SAIF     NASDAQ     01/04/94
CNIT    CENTT Bancorp Inc.                           Norfolk          VA     SE      SAIF     NASDAQ     08/06/92
CKFB    CKF Bancorp Inc.                             Danville         KY     MW      SAIF     NASDAQ     01/04/95
HOMF    Home Federal Bancorp                         Seymour          IN     MW      SAIF     NASDAQ     01/23/88
MASB    MASSBANK Corp.                               Reading          MA     NE      BIF      NASDAQ     05/28/86
FESX    First Essex Bancorp Inc.                     Andover          MA     NE      BIF      NASDAQ     08/04/87
FFCH    First Financial Holdings Inc.                Charleston       SC     SE      SAIF     NASDAQ     11/10/83
MARN    Marion Capital Holdings                      Marion           IN     MW      SAIF     NASDAQ     03/18/93
GUPB    GFSB Bancorp Inc.                            Gallup           NM     SW      SAIF     NASDAQ     06/30/95
FWWB    First SB of Washington Bancorp               Walla Walla      WA     WE      SAIF     NASDAQ     11/01/95
STSA    Sterling Financial Corp.                     Spokane          WA     WE      SAIF     NASDAQ           NA
ASBP    ASB Financial Corp.                          Poresmouth       OH     MW      SAIF     NASDAQ     05/11/95
DNFC    D & N Financial Corp.                        Hancock          MI     MW      SAIF     NASDAQ     02/13/85
SFFC    StateFed Financial Corp.                     Des Moines       LA     MA      SAIF     NASDAQ     01/05/94
ESBF    ESB Financial Corp.                          Ellwood City     PA     MA      SAIF     NASDAQ     06/13/90
MSBF    MSB Financial Inc.                           Marshall         MI     MW      SAIF     NASDAQ     02/06/95
RARB    Raritan Bancorp Inc.                         Bridgewater      NJ     MA      BIF      NASDAQ     03/01/87
CATB    Catskill Financial Corp.                     Catskill         NY     MA      BIF      NASDAQ     04/18/96
STFR    St. Francis Capital Corp.                    Brookfield       WI     MW      SAIF     NASDAQ     06/21/93
NMSB    NewMll Bancorp Inc.                          New Milford      CT     NE      BIF      NASDAQ     02/01/86
FFKY    First Federal Financial Corp.                Elizabethtown    KY     MW      SAIF     NASDAQ     07/15/87
PBCI    Pamrapo Bancorp Inc.                         Bayonne          NJ     MA      SAIF     NASDAQ     11/14/89
THR     Throw Rivers Financial Corp.                 Three Rivers     MI     MW      SAIF     AMSE       08/24/95
MCBN    Mid-Coast Bancorp Inc.                       Waldoboro        ME     NE      SAIF     NASDAQ     11/02/89
KYF     Kentucky First Bancorp Inc.                  Cynthiana        KY     MW      SAIF     AMSE       08/29/95
ASBI    Ameriana Bancorp                             New Castle       IN     MW      SAIF     NASDAQ     03/02/87
BKCT    Bancorp Connecticut Inc.                     Southington      CT     NE      BIF      NASDAQ     07/03/86
FED     FirstFed Financial Corp.                     Santa Monica     CA     WE      SAIF     NYSE       12/16/83
BKC     American Bank of Connecticut                 Waterbury        CT     NE      BIF      AMSE       12/01/81
COFI    Charter One Financial                        Cleveland        OH     MW      SAIF     NASDAQ     01/22/88
FFHS    First Franklin Corp.                         Cincinnati       OH     MW      SAIF     NASDAQ     01/26/86
SOPN    First Savings Bancorp Inc.                   Southern Pines   NC     SE      SAIF     NASDAQ     01/06/94
RSLN    Roslyn Bancorp Inc.                          Roslyn           NY     MA      BIF      NASDAQ     01/13/97
TWIN    Twin City Bancorp                            Bristol          TN     SE      SAIF     NASDAQ     01/04/95
WAMU    Washington Mutual Inc.                       Seattle          WA     WE      BIF      NASDAQ     03/11/83
EQSB    Equitable Federal Savings Bank               Wheaton          MD     MA      SAIF     NASDAQ     09/10/93
YFCB    Yonkers Financial Corp.                      Yonkers          NY     MA      SAIF     NASDAQ     04/18/96
WSTR    WesterFed Financial Corp.                    Missoule         MT     WE      SAIF     NASDAQ     01/10/94
INBI    Industrial Bancorp Inc.                      Bellevue         OH     MW      SAIF     NASDAQ     08/01/95
METF    Metropolitan Financial Corp.                 Mayfield Heights OH     MW      SAIF     NASDAQ           NA
BPLS    Bank Plus Corp.                              Los Angeles      CA     WE      SAIF     NASDAQ           NA
FTSB    Fort Thomas Financial Corp.                  Fort Thomas      KY     MW      SAIF     NASDAQ     06/28/95
WEFC    Wells Financial Corp.                        Wells            MN     MW      SAIF     NASDAQ     04/11/95
ASFC    Astoria Financial Corp.                      Lake Success     NY     MA      SAIF     NASDAQ     11/18/93
FFOH    Fidelity Financial of Ohio                   Cincinnati       OH     MW      SAIF     NASDAQ     03/04/96
PSFI    PS Financial Inc.                            Chicago          IL     MW      SAIF     NASDAQ     11/27/96
MDDK    Medford Bancorp Inc.                         Medford          MA     NE      BIF      NASDAQ     03/18/86
RIVR    River Valley Bancorp                         Madison          IN     MW      SAIF     NASDAQ     12/20/96
HFFC    HF Financial Corp.                           Sioux Falls      SD     MW      SAIF     NASDAQ     04/08/92
UFBS    Union Financial Bcshs Inc.                   Union            SC     SE      SAIF     NASDAQ           NA
PFDC    Peoples Bancorp                              Auburn           IN     MW      SAIF     NASDAQ     07/07/87
WBST    Webster Financial Corp.                      Waterbury        CT     NE      SAIF     NASDAQ     12/12/86
SPBC    St. Paul Bancorp Inc.                        Chicago          IL     MW      SAIF     NASDAQ     05/18/87
WCBI    Westco Bancorp Inc.                          Westchester      IL     MW      SAIF     NASDAQ     06/26/92
QCBC    Quaker City Bancorp Inc.                     Whittier         CA     WE      SAIF     NASDAQ     12/30/93
WRNB    Warren Bancorp Inc.                          Peabody          MA     NE      BIF      NASDAQ     07/09/86
PHFC    Pittsburgh Home Financial Corp               Pittsburgh       PA     MA      SAIF     NASDAQ     04/01/96
FFHH    FSF Financial Corp.                          Hutchinson       MN     MW      SAIF     NASDAQ     10/07/94

          Current  Current    Price/   Current
          Stock     Market       LTM    Price/
          Price      Value  Core EPS    Book V
 Ticker     (S)       (SM)       (X)       (%)
ANA       22.000     55.70     19.5      125.9
FFLC      19.250     72.09     19.4      136.4
CNIT      23.500    117.42     19.4      220.2
CKFB      19.375     16.34     19.4      112.1
HOMF      28.875    148.39     19.3      228.3
MASB      48.500    174.24     19.3      159.3
FESX      22.875    172.36     19.2      139.2
FFCH      21.125    287.47     19.2      242.8
MARN      25.500     43.46     19.2      114.4
GUPB      15.125     18.17     19.2      124.6
FWWB      24.500    260.57     19.1      150.7
STSA      22.000    167.11     19.1      157.9
ASBP      13.000     21.26     19.1      121.7
DNFC      25.500    233.51     19.0      220.6
SFFC      13.500     21.10     19.0      132.9
ESBF      19.375    110.87     19.0      163.8
MSBF      16.875     20.75     19.0      156.5
RARB      29.125     69.11     18.9      220.3
CATB      16.625     76.24     18.9      107.0
STFR      40.750    208.26     18.8      161.4
NMSB      12.750     48.88     18.8      148.4
FFKY      27.500    113.56     18.7      211.2
PBCI      31.250     88.84     18.7      181.7
THR       18.625     15.36     18.6      115.8
MCBN      11.500      8.19     18.6      153.3
KYF       14.250     17.69     18.5      126.8
ASBI      18.625     60.57     18.4      134.0
BKCT      18.250     93.31     18.4      190.5
FED       47.313    501.87     18.4      208.9
BKC       27.750    130.06     18.4      219.4
COFI      32.875  4,195.99     18.4      263.7
FFHS      16.500     29.42     18.3      135.7
SOPN      23.750     88.11     18.3      127.6
RSLN      20.438    846.13     18.3      142.3
TWIN      13.313     16.63     18.2      119.2
WAMU      43.563 16,864.32     18.2      202.6
EQSB      30.250     37.01     18.2      206.2
YFCB      18.875     56.92     18.2      125.6
WSTR      20.250    135.44     18.1      124.6
INBI      19.250     96.83     18.0      158.6
METF      14.750    104.01     18.0      272.1
BPLS      12.375    239.67     17.9      129.3
FTSB      15.000     22.11     17.9      138.0
WEFC      20.375     38.28     17.7      132.1
ASFC      51.813  1,376.60     17.7      154.0
FFOH      15.000     83.97     17.7      127.2
PSFI      12.875     25.82     17.6      114.4
MDDK      42.000    187.10     17.6      184.4
RIVR      18.375     21.87     17.5      119.8
HFFC      22.000     96.85     17.5      174.7
UFBS      17.500     22.15     17.3      155.0
PFDC      21.750     73.01     17.3      160.3
WBST      31.750  1,216.88     17.3      221.9
SPBC      23.781    963.17     17.2      186.5
WCBI      28.375     70.55     17.2      141.8
QCBC      19.188    111.81     17.1      144.7
WRNB      12.125     95.84     17.1      241.5
PHFC      17.750     34.96     17.0      135.3
FFHH      17.875     52.43     17.0      109.2

FERGUSON & COMPANY               EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
------------------

                                                                          DEPOSIT                         CURRENT     CURRENT
                                                                          INSURANCE                         STOCK      MARKET
                                                                          AGENCY                            PRICE       VALUE
TICKER   SHORT NAME                      CITY             STATE   REGION  (BIF/SAIF) EXCHANGE  IPO DATE       ($)        (SM)
PSVA     Parkvale Financial Corp.        Monroeville      PA      MA      SAIF       NASDAQ    07/16/87    35.000      180.26
MFLR     Mayflower Co-operative Bank     Middleboro       MA      NE      BIF        NASDAQ    12/23/87    23.500       21.14
FFYF     FFY Financial Corp.             Youngstown       OH      MW      SAIF       NASDAQ    06/28/93    33.125      134.31
PHBK     People Heritage Finl Group      Portland         ME      NE      BIF        NASDAQ    12/04/86    23.125    2,024.94
ABCL     Alliance Bancorp                Hinsdale         IL      MW      SAIF       NASDAQ    07/07/92    24.375      195.59
FFSL     First Independence Corp.        Independence     KS      MW      SAIF       NASDAQ    10/08/93    12.750       12.21
PKFS     First Keystone Financial        Media            PA      MA      SAIF       NASDAQ    01/26/95    17.563       42.39
KNK      Kankakee Bancorp Inc.           Kankakee         IL      MW      SAIF       AMSE      01/06/93    33.125       45.71
GAF      GA Financial Inc.               Pittsburgh       PA      MA      SAIF       AMSE      03/26/96    17.875      129.06
FMSB     First Mutual Savings Bank       Bellevue         WA      WE      BIF        NASDAQ    12/17/85    16.500       70.03
IPSW     Ipswich Savings Bank            Ipswich          MA      NE      BIF        NASDAQ    05/26/93    17.250       41.22
PTRS     Potters Financial Corp.         East Liverpool   OH      MW      SAIF       NASDAQ    12/31/93    16.250       15.71
FBSI     First Bancshares Inc.           Mountain Grove   MO      MW      SAIF       NASDAQ    12/22/93    13.750       30.42
PDB      Piedmont Bancorp Inc.           Hillsborough     NC      SE      SAIF       AMSE      12/08/95     9.750       26.82
SKAN     Skancateles Bancorp Inc.        Skancateles      NY      MA      BIF        NASDAQ    06/02/86    17.500       25.28
FSBI     Fidelity Bancorp Inc.           Pittsburgh       PA      MA      SAIF       NASDAQ    06/24/88    22.500       44.28
SFIN     Statewide Financial Corp.       Jersey City      NJ      MA      SAIF       NASDAQ    10/02/95    21.000       94.80
FFFD     North Capital Bancshares Inc.   Fort Dodge       LA      MW      SAIF       NASDAQ    03/21/96    20.000       65.33
HALL     Hallmark Capital Corp.          West Allis       WI      MW      SAIF       NASDAQ    01/03/94    14.750       43.27
TSH      Toche Holding Co.               Franklin         LA      SW      SAIF       AMSE      04/19/95    18.688       64.27
LARL     Laurel Capital Group Inc.       Allison Park     PA      MA      SAIF       NASDAQ    02/20/87    21.000       45.95
CFNC     Carolina Fincorp Inc.           Rockingham       NC      SE      SAIF       NASDAQ    11/25/96    10.500       20.01
SSB      Scotland Bancorp Inc.           Laurinburg       NC      SE      SAIF       AMSE      04/01/96     9.125       17.46
TRIC     Tri-County Bancorp Inc.         Torrington       WY      WE      SAIF       NASDAQ    09/30/93    12.313       14.38
HBNK     Highland Bancorp Inc.           Burbank          CA      WE      SAIF       NASDAQ          NA    42.563       99.15
FTF      Texarkana First Financial Corp  Texarkana        AR      SE      SAIF       AMSE      07/07/95    27.750       68.22
ANDB     Andover Bancorp Inc.            Andover          MA      NE      BIF        NASDAQ    05/08/86    56.250      234.93
MBLF     MBLA Financial Corp.            Macon            MO      MW      SAIF       NASDAQ    06/24/93    22.750       28.37
WSFS     WSFS Financial Corp.            Wilmington       DE      MA      BIF        NASDAQ    11/26/86    20.625      258.74
NEIB     Northeast Indiana Bancorp       Huntington       IN      MW      SAIF       NASDAQ    06/28/95    22.250       36.70
FFES     First Federal of East Hartford  East Hartford    CT      NE      SAIF       NASDAQ    06/23/87    35.500       97.37
HARL     Harleysville Savings Bank       Harleysville     PA      MA      SAIF       NASDAQ    08/O4/87    31.500       52.77
NWEQ     Northwest Equity Corp.          Amery            WI      MW      SAIF       NASDAQ    10/11/94    20.000       16.51
JSB      JSB Financial Inc.              Lynbrook         NY      MA      BIF        NYSE      06/27/90    58.500      575.21
MAFB     MAF Bancorp Inc.                Clarendon Hills  IL      MW      SAIF       NASDAQ    01/12/90    23.188      523.51
LOGN     Logansport Financial Corp       Logansport       IN      MW      SAIF       NASDAQ    06/14/95    15.500       19.55
FBBC     First Ball Bancorp Inc.         Pittsburgh       PA      MA      SAIF       NASDAQ    06/29/95    19.000      123.97
BNKU     Bank United Corp.               Houston          TX      SW      SAIF       NASDAQ    08/09/96    45.688    1,443.34
FCME     First Coastal Corp.             Westbrook        ME      NE      BIF        NASDAQ          NA    12.125       16.48
FLGS     Flagstar Bancorp Inc.           Bloomfield Hills MI      MW      SAIF       NASDAQ          NA    26.875      367.38
WVFC     WVS Financial Corp.             Pittsburgh       PA      MA      SAIF       NASDAQ    11/29/93    15.625       5?.52
FFWC     FFW Corp.                       Wabash           IN      MW      SAIF       NASDAQ    04/05/93    18.500       26.87
CFB      Commercial Federal Corp.        Omaka            NE      MW      SAIF       NYSE      12/31/84    29.625    1,245.57
HR2B     Horizon Financial Corp.         Bellingham       WA      WE      BIF        NASDAQ    08/01/86    13.750      117.94
NHTB     New Hampshire Thrift Bacsh??    Newport          NH      NE      SAIF       NASDAQ    05/22/86    18.000       37.70
PPSB     PennFed Financial Services Inc  West Orange      NJ      MA      SAIF       NASDAQ    07/15/94    16.125      155.07
HIFS     Hingham Insti. for Savings      Hingham          MA      NE      BIF        NASDAQ    12/20/88    29.750       38.78
MIFC     Mid-Iowa Financial Corp.        Newton           LA      MW      SAIF       NASDAQ    10/14/92    11.125       19.18
QCFE     QCF Bancorp Inc.                Virginia         MN      MW      SAIF       NASDAQ    04/03/95    30.500       41.63
MWBI     Midwest Bancshares Inc.         Burlington       LA      MW      SAIF       NASDAQ    11/12/92    14.750       15.50
GDW      Golden West Financial           Oakland          CA      WE      SAIF       NYSE      05/29/59    95.250    5,485.54
HPBC     Home Port Bancorp Inc.          Nantucket        MA      NE      BIF        NASDAQ    08/25/88    25.500       46.97
PVFC     PVF Capital Corp.               Bedford Heights  OH      MW      SAIF       NASDAQ    12/30/92    24.750       65.83
WFSL     Washington Federal Inc.         Seattle          WA      WE      SAIF       NASDAQ    11/17/82    28.125    1,475.08
MWBX     Metro West Bank                 Framingham       MA      NE      BIF        NASDAQ    10/10/86     7.438      106.00
FSTC     First Citizens Corp.            Newnan           GA      SE      SAIF       NASDAQ    03/01/86    30.000       83.85
JXLV     Jacksonville Bancorp Inc.       Jacksonville     TX      SW      SAIF       NASDAQ    04/01/96    16.500       45.23
CENB     Century Bancorp Inc.            Thomasville      NC      SE      SAIF       NASDAQ    12/23/96    16.000       20.33
KSBK     KSB Bancorp Inc.                Kingfield        ME      NE      BIF        NASDAQ    06/2?/93    18.250       22.97

               PRICE/   CURRENT
                  LTM    PRICE/
             CORE EPS    BOOK V
TICKER            (x)       (%)
PSVA             17.0     218.5
MFLR             16.9     163.1
FFYF             16.9     159.0
PHBK             16.9     279.6
ABCL             16.8     148.1
FFSL             16.8     105.5
PKFS             16.7     164.9
KNK              16.7     118.5
GAF              16.7     119.7
FMSB             16.7     205.7
IPSW             16.6     315.9
PTRS             16.6     142.5
FBSI             16.6     127.2
PDB              16.5     124.2
SKAN             16.5     140.2
FSBI             16.4     160.5
SFIN             16.4     143.9
FFFD             16.4     127.2
HALL             16.4     122.5
TSH              16.4     114.1
LARL             16.3     199.2
CFNC             16.2      75.5
SSB              16.0     115.4
TRIC             16.0     102.4
HBNK             15.9     219.9
FTF              15.9     171.0
ANDB             15.8     205.9
MBLF             15.8     101.7
WSFS             15.7     270.7
NEIB             15.7     138.5
FFES             15.6     140.5
HARL             15.6     208.1
NWEQ             15.5     133.0
JSB              15.3     151.4
MAFB             15.3     187.0
LOGN             15.2     115.2
FBBC             15.0     161.3
BNKU             14.9     221.0
FCME             14.8     109.2
FLGS             14.8     275.1
WVFC             14.7     171.3
FFWC             14.7     140.?
CFB              14.6     202.5
HR2B             14.6     140.4
NHTB             14.4     145.0
PPSB             14.4     136.9
HIFS             14.3     172.1
MIFC             14.3     147.4
QCFE             14.1     152.7
MWBI             14.1     135.9
GDW              14.0     187.7
HPBC             14.0     212.9
PVFC             13.9     218.3
WFSL             13.8     190.9
MWBX             13.8     219.4
FSTC             13.6     228.1
JXLV             13.6     129.5
CENB             13.5     109.7
KSBK             13.2     183.1

                 EXHIBIT V - SELECTED PUBLICITY TRADED THRIFTS

FERGUSON & COMPANY
------------------

                                                                            DEPOSIT                           CURRENT    CURRENT
                                                                           INSURANCE                           STOCK     MARKET
                                                                            AGENCY                             PRICE      VALUE
TICKER    SHORT NAME                    CITY           STATE     REGION    (BIF/SAIF)     EXCHANGE  IPO DATE    ($)        ($M)
ITLA      ITLA Capital Corp.            La Jolla        CA        WE         BIF          NASDAQ    10/24/95   21.438     165.07
CBSA      Coastal Bancorp Inc.          Houston         TX        SW         SAIF         NASDAQ         NA    24.875     188.12
HBS       Haywood Bancshares Inc.       Waynesville     NC        SE         SAIF         AMSE      12/18/87   21.625      27.04
CBCI      Calumet Bancorp Inc.          Dolton          IL        MW         SAIF         NASDAQ    02/20/92   31.563      99.26
HTHR      Hawthorne Financial Corp.     El Segundo      CA        WE         SAIF         NASDAQ         NA    19.313     100.10
AABC      Access Anytime Bancorp Inc.   Clovis          NM        SW         SAIF         NASDAQ    08/08/86   10.250      12.48
LSBX      Lawrence Savings Bank         North Andover   MA        NE         BIF          NASDAQ    05/02/86   15.063      65.18

Maximum                                                                                                        95.250   16,864.32
Minimum                                                                                                         6.250        6.58
Average                                                                                                        22.165      354.95
Median                                                                                                         19.250       60.79

             PRICE/   CURRENT
               LTM     PRICE/
          CORE EPS     BOOK V
TICKER         (X)        (%)
ITLA        13.1      160.5
CBSA        12.3      165.8
HBS         12.2      119.8
CBCI        11.2      113.8
HTHR        10.7      137.3
AABC         8.7      135.2
LSBX         7.5      156.6

Maximum     34.9      364.1
Minimum      7.5       75.5
Average     20.4      163.9
Median      19.4      150.5

FERGUSON & COMPANY           EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
------------------



                                                                TANGIBLE
          CURRENT             CURRENT          TOTAL   EQUITY/   EQUITY/     CORE     CORE      CORE                           NPAs/
         PRICE/ T    PRICE/  DIVIDEND         ASSETS    ASSETS  T ASSETS      EPS     ROAA      ROAE     MERGER    CURRENT    ASSETS
           BOOK V    ASSETS     YIELD         ($000)       (%)       (%)      ($)      (%)       (%)   TARGET 7    PRICING       (%)
TICKER        (%)       (%)       (%)            MRQ       MRQ       MRQ      LTM      LTM       LTM      (Y/N)       DATE       MRQ
NWSB        358.9    27.6        1.07      2,547,412       8.6       7.8     0.43     0.91      9.94       N      07/24/98      0.50
BKUNA       177.3     6.7         -        3,326,968       4.6       4.1     0.42     0.30      5.69       N      07/24/98      0.44
CNSB        117.4    29.0        1.40         97,510      24.7      24.7     0.50     0.83      3.39       N      07/24/98      0.10
PBKB        250.5     8.9        2.25        862,000       3.7       3.6     0.69     0.35      7.72       N      07/24/98      0.42
AHCI        119.1    13.9        1.41        519,831      11.7      11.7     0.52     0.41      3.36       N      07/24/98      0.54
PFFC        120.4    23.0        4.49         82,215      19.1      19.1     0.41     0.67      3.01       N      07/24/98      0.01
WAYN        226.1    21.3        2.79        259,752       9.4       9.4     0.69     0.67      7.08       N      07/24/98      0.48
FFFL        233.8    15.2        3.05      1,320,669       6.7       6.5     0.93     0.57      7.31       N      07/24/98      0.32
DME         315.1    16.5        0.66     20,913,691       6.4       5.3     0.96     0.51      8.82       N      07/24/98       N/A
SMBC        128.4    21.5        2.37        157,438      16.8      16.8     0.67     0.66      4.04       N      07/24/98      0.63
FTNB        124.5    29.1        1.28        109,622      23.4      23.4     0.60     0.95      3.88       N      07/24/98      0.70
SGVB        124.0     9.7         -          401,065       7.9       7.8     0.53     0.32      4.25       N      07/24/98      1.45
WHGB        109.6    18.5        2.03        118,467      16.9      16.9     0.51     0.66      3.34       N      07/24/98      1.06
JSBA        267.9    22.1        1.02      1,241,864       9.6       7.8     0.89     0.49      7.69       N      07/24/98      0.66
CNY          86.1     6.7         -          437,458       8.1       7.9     0.42     0.22      2.65       N      07/24/98      1.48
FBHC        175.4    11.2        1.95        316,607       6.8       8.4     0.68     0.48      7.32       N      07/24/98      0.37
EFBI        175.9    17.1        3.54        365,625      10.0       9.7     0.96     0.68      6.08       N      07/24/98      0.01
CFTP        114.9    30.3        1.88        254,072      23.7      23.7     0.58     1.14      4.23       N      07/24/98      0.49
NSLB        110.1    20.5        2.73         61,144      18.8      18.7     0.63     0.69      3.50       N      07/24/98      0.01
LFBI        159.1    15.0        0.93        355,443      10.2       9.5     0.74     0.56      4.64       N      07/24/98      0.43
SOBI        103.7    15.7        1.73         89,848      14.1      14.1     0.64     0.57      3.89       N      07/24/98      0.29
SCCB        131.3    26.8        2.99         46,305      20.4      20.4     0.74     1.01      4.19       N      07/24/98      1.26
FFBZ        278.3    21.2        0.98        211,644       7.6       7.6     0.50     0.84     11.04       N      07/24/98      0.46
WCFB        169.7    40.8        4.41         99,922      24.0      24.0     0.64     1.42      6.06       N      07/24/98      0.06
QCSB        341.8    41.2        2.23      1,622,467      10.5      10.5     1.59     1.46     13.26       N      07/24/98      0.44
FFSX        282.9    16.2        1.48        571,203       7.2       5.8     1.16     0.72      8.30       N      07/24/98      0.34
FLFC        310.9    20.9        1.23      1,355,001       7.4       6.8     0.87     0.81     10.79       N      07/24/98      0.82
MBSP        105.8    61.6        2.42         36,931      39.3      39.3     0.59     1.43      3.50       N      07/24/98      1.56
LFED        191.7    31.6        3.07        298,997      16.5      16.5     0.66     1.19      7.22       N      07/24/98      0.03
FAB         121.4    12.0        1.05      1,315,743       8.9       8.9     0.70     0.48      4.43       N      07/24/98      0.29
CLAS        127.6    17.0        1.63        131,121      15.6      13.7     0.64     0.60      3.94       N      07/25/98      0.41
AMFC        107.0    15.1        1.58        106,201      14.1      14.1     0.62     0.58      3.92       N      07/24/98      0.33
PERM        150.4    15.0        1.50        439,115       9.7       9.6     0.60     0.60      6.21       N      07/24/98      0.25
COOP        174.2    13.3         -          381,432       7.6       7.6     0.64     0.57      7.43       N      07/24/98      0.01
DCOM        180.3    18.8        1.68      1,577,141      12.0      10.6     0.90     0.80      5.94       N      07/24/98      0.48
FISB        211.5    19.2        1.83      1,750,819       9.2       9.1     1.00     0.83      8.69       N      07/24/98        NA
PFED        109.8    21.9         -          197,350      19.9      19.9     0.71     0.88      4.02       N      07/24/98      0.10
MRKF        110.4    32.4        2.15         53,653      29.3      29.3     0.50     1.09      3.15       N      07/24/98       -
LVSB        318.8    20.9        0.96        619,638       9.7       6.9     1.01     0.86      8.20       N      07/24/98      0.96
MFFC        119.1    14.7        4.03        226,711      11.4      11.4     0.58     0.60      4.80       N      07/24/98      0.09
PERK        116.5    26.8        2.07        195,847      23.0      23.0     0.68     1.06      4.17       N      07/24/98      0.73
ANE         168.4    13.1        1.03        247,337       8.0       7.8     0.51     0.53      7.31       N      07/24/98      1.40
ESBK        142.5     9.0        2.25        229,712       6.2       6.2     1.13     0.36      5.70       N      07/24/98      0.68
CASH        161.9    15.2        2.07        405,977      10.5       9.5     0.93     0.66      5.98       N      07/24/98      1.10
CFCP        364.1    22.0        1.37        583,239       6.0       6.0     0.82     1.03     16.57       N      07/24/98      0.91
FLKY         88.4    23.6        4.55         53,002      26.7      26.7     0.53     1.04      3.46       N      07/24/98      1.70
PFNC           NA    15.7        0.85        602,326       6.9        NA     0.76     0.74     13.03       N      07/24/98        NA
HHFC        131.8    15.0        2.89         90,881      11.3      11.3     0.62     0.61      5.34       N      07/24/98      0.23
HMNF        125.3    11.2        1.07        725,180       9.8       9.0     0.63     0.57      4.50       N      07/24/98        NA
FKKY        108.4    18.4         -          133,304      17.0      17.0     0.64     0.78      4.13       N      07/24/98       -
THRD        171.7    12.7        1.88        639,455       8.0       6.8     1.08     0.64      6.53       N      07/24/98      0.30
HRBF        133.5    16.9        2.25        231,140      12.7      12.7     0.98     0.72      5.64       N      07/24/98      0.42
FTFC        286.1    19.5        1.68      1,580,295       7.2       6.8     0.71     0.90     13.36       N      07/24/98      0.21
LXMO        111.9    18.9        1.88         94,517      18.0      17.1     0.69     0.97      4.20       N      07/24/98      0.44
CASB        212.7    14.9         -          434,697       7.0       7.0     0.66     0.73     10.80       N      07/24/98      0.42
FBER        135.7    15.9        1.09        316,071      11.7      11.7     0.80     0.75      5.41       N      07/24/98      0.95
FDEF        111.6    19.7        2.57        577,471      17.6      17.6     0.61     0.91      4.60       N      07/24/98      0.31
HZFS        171.9    15.7        1.09         92,710       9.1       9.1     0.72     0.70      7.11       N      07/24/98      0.92
SSM         116.5    32.6        2.39        110,961      28.0      28.0     0.84     1.49      4.77       N      07/24/98       -

           PRICE/     CORE       CORE           CORE
            CORE      EPS        ROAA           ROAE
             EPS      ($)         (%)            (%)
TICKER       (X)      MRQ         MRQ            MRQ
NWSB        34.1     0.11        0.82           9.59
BKUNA       33.0     0.11        0.26           5.35
CNSB        35.8     0.12        0.78           3.17
PBKB        30.4     0.19        0.32           8.16
AHCI        38.6     0.11        0.35           2.91
PFFC        55.7     0.06        0.41           2.22
WAYN        39.7     0.14        0.56           5.93
FFFL        29.5     0.25        0.52           7.50
DME         54.2     0.14        0.31           5.12
SMBC        52.8     0.10        0.39           2.35
FTNB        42.6     0.11        0.66           2.80
SGVB        20.6     0.20        0.48           6.28
WHGB        43.8     0.09        0.43           2.39
JSBA        38.0     0.18        0.58           6.08
CNY         63.8     0.05        0.10           1.20
FBHC        36.6     0.14        0.39           5.79
EFBI        32.1     0.22        0.57           5.51
CFTP        30.4     0.14        0.99           3.99
NSLB        28.5     0.16        0.71           3.70
LFBI        28.3     0.19        0.55           4.81
SOBI        28.9     0.16        0.54           3.80
SCCB        24.3     0.22        1.07           5.20
FFBZ        39.6     0.09        0.61           8.06
WCFB        28.3     0.16        1.38           5.87
QCSB        24.9     0.45        1.54          15.27
FFSX        26.2     0.31        0.76           8.52
FLSC        22.6     0.27        0.96          12.90
MBSP        25.8     0.16        1.49           3.75
LFED        26.8     0.17        1.17           7.04
FAB         26.6     0.18        0.43           4.60
CLAS        26.9     0.16        0.61           3.98
AMFC        32.0     0.13        0.49           3.39
PERM        28.6     0.14        0.59           5.97
COOP        30.4     0.14        0.48           6.16
DCOM        22.1     0.27        0.86           6.92
FISB        29.8     0.22        0.69           7.43
PFED        17.8     0.26        1.19           5.82
MRKF        29.6     0.11        1.03           3.17
LVSB        19.7     0.33        0.98          10.06
MFFC        26.6     0.14        0.54           4.67
PERK        24.1     0.18        1.00           4.19
ANE         27.1     0.12        0.52           6.99
ESBK        17.8     0.40        0.50           8.02
CASH        NM      (0.01)      (0.02)         (0.23)
CFCP        25.6     0.20        0.95          15.34
FLKY        23.6     0.14        0.95           3.44
PFNC        23.6     0.20        0.76          11.55
HHFC        27.2     0.14        0.55           4.92
HMNF        25.0     0.15        0.45           4.18
FKKY        15.8     0.24        1.20           6.91
THRD        21.3     0.20        0.62           7.46
HRBF        21.4     0.27        0.75           5.99
FTFC        23.1     0.18        0.91          12.93
LXMO        33.2     0.12        0.51           2.83
CASB        19.0     0.20        0.89          12.73
FBER        21.9     0.21        0.70           5.45
FDEF        19.4     0.18        0.99           5.43
HZFS        18.8     0.22        0.84           8.70
SSM         19.3     0.25        1.71           5.96

FERGUSON & COMPANY           EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
------------------

                                                             Tangible
         Current            Current        Total   Equity/    Equity/      Core    Core     Core                              NPAs/
        Price/ T   Price/  Dividend       Assets    Assets   T Assets       EPS    ROAA     ROAE       Meger    Current      Assets
          Book V   Assets     Yield       ($000)       (%)        (%)       ($)     (%)      (%)      Target    Pricing         (%)
Ticker       (%)      (%)       (%)          MRQ       MRQ        MRQ       LTM     LTM      LTM       (Y/N)       Date         MRQ
CVAL       230.9     20.0      1.40      343,865       8.7        8.7      1.38    0.93    10.84         N     07/24/98        0.24
FFWD       206.3     27.2      2.13      185,007      13.2       13.2      0.74    1.23     9.76         N     07/24/98        0.02
YFED       173.4     15.2      2.51    1,217,774       8.8        8.8      0.91    0.71     9.23         N     07/24/98        1.08
PWBK        97.3     19.4      2.29       46,398      18.3       18.3      0.54    0.79     4.36         N     07/24/98        0.74
PRBC       111.7     11.0      1.04      160,580       9.8        9.8      0.74    0.51     4.60         N     07/24/98        0.40
EFBC        95.7     35.2      2.13      110,590      36.8       36.8      0.67    1.47     3.98         N     07/24/98           -
HBFW       152.4     18.4      1.16      353,364      12.0       12.0      1.23    0.84     6.59         N     07/24/98           -
CFSB       325.5     25.1      2.01      846,142       7.7        7.7      1.17    1.20    15.44         N     07/24/98        0.08
BFD        146.5     11.7      1.75    1,058,207       7.8        7.0      1.04    0.58     6.80         N     07/24/98          NA
OFCF       230.5     16.0      1.46      915,465       8.5        7.0      1.26    0.80     9.35         N     07/24/98        0.34
HWEN        99.6     17.9      1.25       41,466      18.0       18.0      0.37    0.74     4.23         N     07/24/98        1.32
HAVN       166.8      8.7      1.35    2,265,248       5.2        5.2      1.03    0.48     8.32         N     07/24/98         N/A
OHSL       155.7     16.9      2.94      251,174      10.5       10.5      0.79    0.81     7.43         N     07/24/98        0.08
CFFC       151.1     20.0      1.87      183,894      13.9       13.8      0.70    1.03     7.41         N     07/24/98        0.51
EMLD       250.0     21.0      1.11      617,369       8.5        8.4      0.59    1.04    12.96         N     07/24/98         N/A
LARK       135.2     19.1      2.26      231,267      14.1       14.1      1.24    0.95     6.77         N     07/24/98        0.09
WFI        240.6     17.2      1.63      358,573       7.3        7.2      0.72    0.90    12.34         N     07/24/98         N/A
ABCW       292.0     18.3      0.95    2,057,635       6.4        8.3      1.98    0.97    14.73         N     07/24/98         N/A
OSFC        97.9     35.0      3.31      177,901      35.8       35.8      0.68    1.60     4.48         N     07/24/98        0.18
SFED       111.5     13.8      1.60      175,420      12.4       12.4      0.94    0.62     5.10         N     07/24/98        0.71
FMCO       265.5     16.0      0.80      673,699       6.1        6.0      0.71    0.85    13.55         N     07/24/98         N/A
CIBI       176.2     19.4      1.45      101,734      11.0       11.0      0.70    0.95     8.17         N     07/24/98        0.05
BFSB       170.7     22.7      2.12      153,149      13.3       13.3      0.72    1.20     8.43         N     07/24/98           -
SVRN       281.7     14.1      0.46   18,847,318       5.5        4.9      0.83    0.71    12.80         N     07/24/98         N/A
KFBI       132.5     19.1      1.85    1,008,688      14.0       13.0      0.93    0.92     6.11         N     07/24/98        0.05
CBES       115.0     16.4      2.37      116,427      14.2       14.2      0.97    0.86     5.20         N     07/24/98        0.53
ALBC       105.7      9.0      1.37       72,898       8.5        8.5      0.42    0.45     5.21         N     07/24/98        0.55
WSB        120.0     10.1      1.60      273,549       8.4        8.4      0.30    0.50     5.92         N     07/24/98         N/A
IWBK       260.1     17.3      1.86    2,091,022       6.8        6.7      2.07    0.88    13.19         N     07/24/98        0.66
GFCO       180.1     17.1      1.96      300,448       9.6        9.5      1.09    0.87     9.21         N     07/24/98        0.19
CRZY       111.6     26.2      2.34       61,478      23.4       23.4      0.83    1.23     5.15         N     07/24/98        0.13
SZB        110.9     10.9      3.31      162,279      10.1        9.9      0.93    0.61     5.14         N     07/24/98        0.07
FFIC       159.5     19.7      1.16    1,091,908      12.8       12.4      1.34    0.95     7.20         N     07/24/98          NA
CEBK       146.0     13.0      1.29      376,063       9.8        9.0      1.21    0.68     6.72         N     07/24/98        0.44
DSL        215.8     16.8      0.92    5,832,102       7.9        7.8      1.70    0.82    11.21         N     07/24/98        0.84
BVCC       234.1     10.5      1.36    5,720,109       6.9        4.6      1.44    0.58     8.57         N     07/24/98        0.38
FFBH       138.2     20.3      1.16      578,142      14.7       14.7      1.18    0.?9     6.63         N     07/24/98          NA
PCBC       114.9     21.8      2.21       86,081      18.9       18.9      1.11    1.03     5.40         N     07/24/98           -
AFBC       124.8     17.6      1.7?      110,668      14.1       14.1      0.89    0.84     5.55         N     07/24/98        0.20
FNGB       160.5     17.5      2.64      690,372      10.9       10.9      0.67    0.91     8.20         N     07/24/98        0.12
SCBS       167.1     26.5      1.78       72,447      15.9       15.9      0.83    1.13     5.63         N     07/24/98        0.24
PFFB          NA     10.2         -    3,007,845       8.0         NA      0.93    0.56     5.94         N     07/24/98          NA
DCBJ       123.0     29.7      1.32      113,585      24.2       24.2      0.90    1.45     5.56         N     07/24/98          NA
BDJI       149.8     16.3         -      113,159      10.9       10.9      0.92    0.68     6.44         N     07/24/98        0.17
HFFB        99.3     28.4      2.52      108,820      26.5       26.5      0.79    1.36     5.06         N     07/24/98           -
EBSI       190.9     12.4      2.57    1,149,483       6.5        6.5      1.24    0.84    10.06         N     07/24/98        0.95
GPT        402.1     26.0      1.60   12,853,902       9.9        5.9      2.00    1.14    11.83         N     07/24/98        2.54
OCFC       141.9     19.4      2.49    1,538,264      13.7       13.7      0.96    0.92     6.34         N     07/24/98        0.40
CAFI       194.5     18.1      2.04      575,563       9.9        9.3      0.95    0.95     9.89         N     07/24/98        0.50
FFDB       199.7     17.9      1.85      181,465       9.7        9.0      1.35    0.92     9.49         N     07/24/98        1.03
RELY       265.7     14.5      1.91    2,485,729       7.8        5.6      1.89    0.82     9.94         N     07/24/98          NA
HFSA       109.8     11.1      3.09      133,326      10.1       10.1      0.91    0.61     5.40         N     07/24/98          NA
CMRN       107.5     22.3      1.46      220,892      20.8       20.8      0.97    1.14     5.29         N     07/24/98        0.34
MFBC       120.1     13.7      1.36      290,936      11.4       11.4      1.26    0.78     6.28         N     07/24/98          NA
NBN        168.5     10.7      1.43      310,623       7.6        7.1      0.75    0.72     9.20         N     07/24/98          NA
FCBF       154.2     22.3      2.95      517,772      14.5       14.5      1.71    1.14     7.87         N     07/24/98        0.26
MECH       181.7     17.7      1.89      954,671       9.7        9.7      1.61    0.96     9.63         N     07/24/98        0.46
LSBI       156.2     14.0      1.21      216,065       8.4        8.4      1.60    0.75     8.49         N     07/24/98        1.69
ABBK       217.1     12.4      1.05      549,838       6.3        5.8      0.98    0.74    10.79         N     07/24/98        0.13
           Price/      Core       Core         Core
             Core       EPS       ROAA         ROAE
              EPS       ($)        (%)          (%)
Ticker        (X)       MRQ        MRQ          MRQ
CVAL         23.2      0.34       0.89        10.21
FFWD         24.8      0.17       1.12         0.61
YFED         27.3      0.19       0.59         6.60
PWBK         61.3      0.05       0.25         1.36
PRBC         26.2      0.16       0.39         3.90
EFBC         22.1      0.17       1.46         3.97
HBFW         19.6      0.35       0.91         7.49
CFSB         22.3      0.29       1.18        14.88
BFD          23.8      0.24       0.51         6.24
OFCF         25.5      0.27       0.69         8.24
HWEN         12.5      0.16       1.22         7.00
HAVN         27.7      0.20       0.35         6.53
OHSL         20.2      0.21       0.83         7.70
CFFC         23.4      0.16       0.97         7.03
EMLD         19.7      0.16       1.13        13.59
LARK         23.7      0.28       0.83         5.91
WFI          20.2      0.19       0.92        12.60
ABCW         19.6      0.54       1.00        15.11
OSFC         21.3      0.17       1.55         4.36
SFED         21.7      0.23       0.62         5.11
FMCO         20.8      0.13       0.80        13.23
CIBI         21.7      0.17       0.92         8.16
BFSB         18.9      0.20       1.28         9.09
SVRN         19.0      0.23       0.77        13.84
KFBI         18.7      0.26       0.99         6.86
CBES         28.2      0.18       0.60         4.01
ALBC         18.2      0.12       0.53         6.14
WSB          19.5      0.08       0.51         5.96
IWBK         22.4      0.48       0.81        11.69
GFCO         18.8      0.90       0.93         9.91
CRZY         22.5      0.19       1.12         4.75
SZB          37.8      0.12       0.31         2.95
FFIC         18.6      0.37       0.99         7.78
CEBK         20.7      0.30       0.62         6.31
DSL          21.8      0.40       0.77        10.06
BVCC         19.9      0.37       0.58         7.96
FFBH         20.1      0.30       0.99         6.72
PCBC         21.8      0.26       0.97         5.07
AFBC         18.1      0.25       0.90         6.17
FNGB         20.0      0.17       0.91         8.?1
SCBS         26.4      0.16       0.86         4.82
PFFB         18.2      0.26       0.55         6.54
DCBI         19.8      0.2?       1.41         5.76
BDJI         23.1      0.20       0.58         5.52
HFFB         19.?      0.20       1.31         4.93
EBSI         16.8      0.37       0.84        11.82
GPT          18.6      0.54       1.21        12.57
OCFC         21.9      0.22       0.81         5.80
CAFI         19.8      0.24       0.98         9.96
FFDB         21.1      0.32       0.86         8.83
RELY         20.5      0.46       0.77         9.15
HFSA         21.6      0.21       0.53         4.99
CMRN         20.1      0.24       1.10         5.23
MFBC         21.6      0.29       0.65         5.57
NBN          14.3      0.26       0.96        12.11
FCBF         19.2      0.39       1.13         7.92
MECH         16.9      0.47       1.06        10.96
LSBI         18.8      0.42       0.72         8.62
ABBK         20.8      0.23       0.64         9.67

FERGUSON & COMPANY        EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
------------------

                                                                   TANGIBLE
            CURRENT              CURRENT        TOTAL     EQUITY/   EQUITY/      CORE      CORE      CORE
            PRICE/T   PRICE/    DIVIDEND       ASSETS      ASSETS  T ASSETS       EPS      ROAA      ROAE     MERGER     CURRENT
            BOOK V    ASSETS       YIELD       ($000)         (%)       (%)       ($)       (%)       (%)    TARGET?     PRICING
TICKER          (%)      (%)         (%)          MRQ         MRQ       MRQ       LTM       LTM       LTM      (Y/N)        DATE
ANA           125.9     19.3        2.00      293,507        15.3      15.3      1.13      1.01      6.05          N    07/24/98
FFLC          136.4     17.5        1.87      412,443        12.8      12.8      0.99      0.95      7.23          N    07/24/98
CNIT          238.8     15.9        1.70      734,427         6.9       6.?      1.21      0.85     11.88          N    07/24/98
CKFB          112.1     26.0        2.79       62,759        21.6      21.6      1.00      1.?4      5.96          N    07/24/98
HOMF          234.6     21.0        1.39      705,175         9.2       9.0      1.50      1.17     13.49          N    07/24/98
MASB          161.5     18.7        2.06      929,672        11.?      11.6      2.52      1.00      8.98          N    07/24/98
FESX          214.6     13.3        2.45    1,293,302         7.1       6.3      1.19      0.76     10.51          N    07/24/98
FFCH          242.8     15.5        1.99    1,858,165         6.4       6.4      1.10      0.86     13.70          N    07/24/98
MARN          116.8     23.5        3.45      192,532        20.6      20.2      1.33      1.33      6.14          N    07/24/98
GUPB          124.6     15.4        1.98      118,175        12.3      12.3      0.79      0.90      6.67          N    07/24/98
FWWB          162.6     21.1        1.47    1,154,072        13.0      12.2      1.28      1.12      ?.11          N    07/24/98
STSA          169.5      8.9         -      1,888,214         5.6       5.2      1.15      0.51      9.21          N    07/24/98
ASBP          121.7     18.?        3.08      114,90?        15.2      15.2      0.68      0.95      6.09          N    07/24/98
DNFC          222.5     12.3        0.78    1,898,004         5.6       5.5      1.34      0.71     12.86          N    07/24/98
SFFC          132.9     23.6        1.48       89,573        17.7      17.7      0.71      1.26      7.12          N    07/24/98
ESBF          183.5     11.8        1.86      945,550         7.2       6.5      1.02      0.68      8.65          N    07/24/98
MSBF          156.5     26.?        1.78       79,414        16.7      16.7      0.89      1.38      8.21          N    07/24/98
RARB          223.2     16.6        2.06      418,811         7.5       7.5      1.54      0.98     12.75          N    07/24/98
CATB          107.0     2?.9        1.93      295,932        23.4      23.4      0.88      1.32      5.31          N    07/24/98
STFR          180.6     12.9        1.37    1,647,880         8.0       7.2      2.17      0.71      8.78          N    07/24/98
NMSB          148.4     13.2        2.51      370,276         8.9       8.9      0.68      0.86      8.64          N    07/24/98
FFKY          223.0     27.9        2.04      407,347        1?.2      12.6      1.47      1.59     11.69          N    07/24/98
PBCI          182.8     23.3        3.58      381,444        12.8      12.8      1.67      1.2?      9.90          N    07/24/98
THR           116.2     15.7        2.36       98,043        13.5      13.5      1.00      0.41      5.97          N    07/24/98
MCBN          153.3     13.0        1.74       63,015         8.5       8.5      0.62      0.72      8.96          N    07/24/98
KYF           126.8     21.6        3.51       81,800        17.0      17.0      0.77      1.11      6.67          N    07/24/98
ASBI          136.6     15.6        3.44      388,491        11.6      11.5      1.01      0.84      7.48          N    07/24/98
BKCT          190.5     18.8        2.96      495,178         9.9       9.9      0.99      1.22     11.87          N    07/24/98
FED           210.3     12.5         -      4,010,381         6.0       6.0      2.57      0.68     12.49          N    07/24/98
BKC           226.2     19.0        2.74      685,545         6.7       8.4      1.51      1.15     13.62          N    07/24/98
COFI          301.3     21.2        1.70   19,813,254         7.5       ?.1      1.79      1.16     16.13          N    07/24/98
FFHS          136.3     12.4        1.82      237,679         9.1       9.1      0.90      0.70      7.66          N    07/24/98
SOPN          127.6     29.4        4.21      299,802        23.0      23.0      1.30      1.77      7.66          N    07/24/98
RSLN          142.9     22.0        1.66    3,853,282        15.4      15.4      1.12      1.23      7.13          N    07/24/98
TWIN          119.2     15.2        3.01      110,366        12.8      12.8      0.7?      0.85      6.61          N    07/24/98
WAMU          310.9     16.3        1.90  103,396,952         5.5       5.2      2.39      0.93     16.82          N    07/24/98
EQSB          206.2     10.6         -        350,555         5.1       5.1      1.66      0.66     12.91          N    07/24/98
YFCB          125.6     16.6        1.48      343,861        13.2      13.2      1.04      0.95      6.75          N    07/24/98
WSTR          155.4     13.2        2.06    1,023,174        10.6       8.7      1.34      0.75      7.00          N    07/24/98
INBI          158.6     26.1        3.12      374,035        16.5      16.5      1.07      1.48      8.63          N    07/24/98
METF          294.4     10.5         -        989,706         3.9       3.6      0.?2      0.66     16.65          N    07/24/98
BPLS          141.3      5.7         -      4,220,069         4.4       4.0      0.69      0.36      7.96          N    07/24/98
FTSB          138.0     21.8        1.67      101,600        15.8      15.8      0.84      1.23      7.72          N    07/24/98
WBFC          132.1     20.3        2.95      188,677        15.4      15.4      1.15      1.10      7.63          N    07/24/98
ASFC          215.0     11.9        1.54   11,575,551         ?.1       6.1      2.93      0.76      9.18          N    07/24/98
FFOH          143.0     15.8        2.13      531,926        12.4      11.2      0.85      0.86      6.91          N    07/24/98
PSFI          114.4     31.9        3.73       83,823        27.8      27.8      0.73      1.85      5.43          N    07/24/98
MDBK          194.3     16.5        1.91    1,135,299         8.9       8.5      2.39      1.02     11.25          N    07/24/98
RIVR          121.4     16.3        1.20      133,84?        13.6      13.5      1.05      0.83      6.48          N    07/24/98
HFFC          174.7     17.0        1.27      570,420         9.7       9.7      1.26      1.?1     10.67          N    07/24/98
UFBS          179.9     11.9         -        186,100         7.7       6.7      1.01      0.76      9.72          N    07/24/98
PFDC          160.3     24.0        2.02      304,320        15.0      15.0      1.26      1.45      9.56          N    07/24/98
WBST          261.8     13.2        1.39    9,189,143         6.0       5.1      1.84      0.73     1?.54          N    07/24/98
SPBC          187.3     17.9        2.52    4,564,869         9.6       9.6      1.?8      1.04     11.38          N    07/24/98
WCBI          141.8     21.9        2.40      319,130        15.4      15.4      1.66      1.40      9.15          N    07/24/98
QCBC          144.7     12.6         -        887,480         8.7       8.7      1.12      0.77      8.80          N    07/24/98
WRNB          241.5     25.3        2.97      378,137        10.5      10.5      0.71      1.53     14.25          N    07/24/98
PHPC          136.8      9.4        1.35      372,53?         6.9       6.9      1.04      0.62      7.19          N    07/24/98
FFHH          109.2     12.?        2.80      414,072        10.4      10.5      1.0?      0.75      6.91          N    07/24/98
               NPAs/     PRICE/    CORE      CORE      CORE
              ASSETS       CORE     EPS      ROAA      ROAE
                 (%)        EPS     ($)       (%)       (%)
TICKER           MRQ        (%)     MRQ       MRQ       MRQ
ANA             0.33       19.6    0.28      0.95      6.00
FFLC            0.26       16.6    0.29      1.07      8.36
CNIT            0.24       21.0    0.28      0.76     10.69
CKFB              NA       22.0    0.22      1.12      5.21
HOMF            0.53       21.9    0.33      1.02     11.44
MASB            0.20       19.6    0.62      1.00      ?.52
FESX            0.54       17.9    0.32      0.80     10.93
FFCH            1.25       19.6    0.27      0.??     13.48
MARN            1.00       22.0    0.29      1.08      5.25
GUPB            0.37       18.0    0.21      0.87      7.00
FWWB            0.21       18.6    0.33      1.08      8.20
STSA            0.72       19.0    0.29      0.48      8.64
ASBP            0.05       18.1    0.18      0.97      6.32
DNFC            0.50       18.8    0.34      0.71     12.47
SFFC            1.64       19.9    0.17      1.20      6.80
ESBF            0.44       17.9    0.27      0.67      9.05
MSBF            0.11       18.3    0.23      1.34      ?.03
RARB            0.34       18.2    0.40      0.98     12.80
CATB            0.29       18.1    0.23      1.30      5.38
STFR            0.20       23.2    0.44      0.57      6.93
NMSB            0.47       19.9    0.16      0.77      ?.22
FFKY            0.05       18.1    0.38      1.58     11.73
PBCI            1.70       19.1    0.41      1.22      9.42
THR             0.98       22.2    0.21      0.67      4.94
MCBN            0.47       22.1    0.13      0.60      7.20
KYF             0.04       17.?    0.20      1.17      6.88
ASBI            0.44       17.9    0.26      0.?8      7.63
BKCT            0.61       16.9    0.27      1.24     12.41
FED             0.8?       16.2    0.73      0.78     13.29
BKC             2.08       16.5    0.42      1.22     14.64
COFI            0.31       16.4    0.50      1.33     17.87
FFHS              NA       17.9    0.23      0.68      7.40
SOPN            0.16       17.5    0.34      1.80      7.88
RSLN            0.23       17.0    0.30      1.24      7.80
TWIN            0.07       18.5    0.18      0.83      6.35
WAMU            0.74       16.3    0.67      0.98     18.29
EQSB              NA       19.9    0.38      0.58     11.33
YFCB            0.41       19.7    0.24      0.79      6.00
WSTR            0.52       20.2    0.30      0.65      6.17
INBI            0.17       17.2    0.28      1.47      8.?1
METF            0.88       18.4    0.20      0.61     15.51
BPLS            1.64       18.2    0.17      0.31      7.35
FTSB            2.22       22.1    0.17      0.99      6.29
WBFC              NA       18.2    0.28      1.12      7.63
ASFC            0.37       16.8    0.77      0.76      9.25
FFOH              NA       17.9    0.21      0.83      6.80
PSFI            1.80       16.1    0.20      1.86      6.87
MDBK            0.1?       17.2    0.61      1.03     11.23
RIVR            0.62       20.0    0.23      0.76      5.72
HFFC            0.44       19.6    0.28      0.90      9.23
UFBS            0.65       16.8    0.26      0.73      ?.33
PFDC            0.16       18.1    0.30      1.32      8.86
WBST            0.41       21.5    0.37      0.61     11.10
SPBC              NA       17.5    0.34      1.02     10.75
WCBI            0.45       17.3    0.41      1.36      ?.84
QCBC            1.11       16.5    0.31      0.82      9.30
WRNB              NA       16.8    0.18      1.55     14.37
PHPC            1.24       16.4    0.27      0.55      7.81
FFHH            0.20       18.6    0.24      0.66      6.31

FERGUSON & COMPANY           EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-----------------

                                                             Tangible
         Current            Current        Total   Equity/    Equity/     Core     Core     Core                                NPA
        Price/ T   Price/  Dividend       Assets    Assets   T Assets      EPS     ROAA     ROAE       Meger    Current      Assets
          Book V   Assets     Yield       ($000)       (%)        (%)       ($)     (%)      (%)      Target    Pricing         (%)
Ticker       (%)      (%)       (%)          MRQ       MRQ        MRQ       LTM     LTM      LTM       (Y/N)       Date         MRQ
PVSA       219.6     17.1      1.71    1,055,508       7.8        7.8      2.06    1.07    14.66         N     07/24/98        0.52
MPLR       165.5     15.6      3.40      135,518       9.6        9.4      1.39    0.98    10.22         N     07/24/98        0.59
FFYF       159.0     20.8      2.42      644,647      13.1       13.1      1.96    1.26     9.26         N     07/24/98        0.53
PHBK       936.6     20.7      1.90    9,768,079       7.4        6.2      1.37    1.23    16.88         N     07/24/98        0.68
ABCL       149.8     12.7      1.81    1,537,067       8.6        8.5      1.45    0.90     9.73         N     07/24/98        0.22
FFSL       105.5      9.8      2.35      124,494       9.3        9.3      0.76    0.66     6.56         N     07/24/98        0.51
FKFS       164.9     11.0      1.14      385,152       6.7        6.7      1.05    0.69    10.01         N     07/24/98        1.34
KNK        142.4     11.4      1.45      399,477       9.7        8.2      1.98    0.84     7.79         N     07/24/98        0.70
GAF        120.8     15.4      3.13      838,272      12.9       12.8      1.07    0.96     6.67         N     07/24/98        0.17
FMSB       205.7     14.9      1.21      470,866       7.2        7.2      0.99    0.93    13.55         N     07/24/98        0.05
IPSW       315.9     17.6      0.93      233,662       5.6        6.6      1.04    1.18    21.92         N     07/24/98        0.80
PTRS       142.5     12.4      1.48      126,578       8.7        8.7      0.98    0.78     8.68         N     07/24/98        0.13
FBSI       132.9     17.1      0.87      177,946      13.4       12.9      0.83    1.10     7.95         N     07/24/98        0.03
PDB        124.2     20.5      4.92      130,541      16.6       16.6      0.59    1.23     7.50         N     07/24/98        0.71
SKAN       143.9      9.8      1.60      257,605       7.0        6.5      1.06    0.63     9.08         N     07/24/98        2.01
FSBI       160.5     11.0      1.60      402,919       6.8        6.8      1.37    0.73    10.71         N     07/24/98        0.08
SFIN       144.1     14.2      2.10      670,561       9.8        9.8      1.28    0.80     8.49         N     07/24/98        0.46
FFFD       146.2     19.6      1.60      332,812      15.4       13.7      1.22    1.62     7.95         N     07/24/98        0.16
HALL       122.5     10.1         -      428,237       7.8        7.8      0.90    0.62     8.30         N     07/24/98          NA
TSH        114.1     15.8      2.68      407,265      13.8       13.8      1.14    0.93     6.84         N     07/24/98        0.20
LARL       199.2     21.2      2.86      216,781      10.6       10.6      1.29    1.40    13.53         N     07/24/98        0.37
CFNC        75.5     16.9      2.29      118,468      22.4       22.4      0.65    1.06     4.66         N     07/24/98        0.15
SSB        115.4     28.5      2.19       61,278      24.7       24.7      0.57    1.47     5.08         N     07/24/98           -
TRIC       102.4     16.1      3.57       89,263      15.7       15.7      0.77    1.05     6.84         N     07/24/98           -
HBNK       219.9     17.3      1.18      573,412       7.9        7.9      2.67    1.20    15.60         N     07/24/98        1.84
FTF        171.0     25.4      2.02      189,557      14.9       14.9      1.75    1.66    10.88         N     07/24/98          NA
ANDB       205.9     16.9      1.99    1,392,342       8.2        8.2      2.29    1.16    14.58         N     07/24/98        0.38
MBLF       101.7     13.7      2.64      207,453      13.5       13.5      1.44    0.86     6.74         N     07/24/98        0.55
WSFS       272.1     16.7      0.56    1,551,631       6.2        6.1      1.31    1.09    18.62         N     07/24/98        1.12
NEIB       138.5     18.1      1.53      203,263      13.0       13.0      1.42    1.18     8.55         N     07/24/98          NA
FFES       140.5      9.7      1.92      990,982       6.9        6.9      2.27    0.64     9.64         N     07/24/98        0.25
HARL       208.1     13.4      1.40      395,383       6.4        6.4      2.02    0.97    14.71         N     07/24/98           -
NWEQ       133.0     16.7      3.20       98,739      11.7       11.7      1.29    1.08     9.24         N     07/24/98        1.55
JSB        151.4     36.8      2.74    1,563,460      24.3       24.3      3.82    2.52    10.70         N     07/24/98          NA
MAFB       209.5     14.7      1.21    3,569,656       7.8        7.1      1.52    1.04    13.42         N     07/24/98          NA
LOGN       115.2     21.7      2.84       90,264      15.8       16.8      1.02    1.50     7.90         N     07/24/98        0.26
FBBC       161.3     16.4      2.11      756,638      10.2       10.2      1.27    1.08    10.17         N     07/24/98        0.05
BNKU       244.6     11.0      1.40   13,109,497       5.0        4.5      3.07    0.83    16.49         N     07/24/98        0.05
FCME       109.2     11.0         -      150,022      10.1       10.1      0.82    0.75     7.68         N     07/24/98        0.43
FLGS       284.1     14.3      1.04    2,563,924       5.2        5.1      1.82    1.31    21.11         N     07/24/98        2.32
WVFC       171.3     19.0      3.84      297,054      11.1       11.1      1.06    1.27    11.43         N     07/24/98          NA
FFWC       153.4     13.5      2.27      198,712       9.6        8.9      1.26    0.98    10.11         N     07/24/98        0.33
CFB        231.6     14.0      0.74    8,528,709       6.9        6.1      2.03    0.98    15.43         N     07/24/98        0.83
HRZB       140.4     21.5      2.79      547,146      15.3       15.3      1.08    1.54    10.06         N     07/24/98        0.01
NHTD       167.0     11.7      3.33      320,592       8.1        7.1      1.25    0.87    11.25         N     07/24/98        0.76
PFSB       157.9     10.6      0.87    1,469,064       7.2        6.3      1.12    0.78    10.83         N     07/24/98        0.50
HIFS       172.1     16.2      1.88      239,148       9.4        9.4      2.08    1.25    12.94         N     07/24/98        0.17
MIFC       147.6     13.0      0.72      147,047       8.9        8.8      0.78    1.05    11.31         N     07/24/98        0.07
QCFB       152.7     27.0         -      154,089      17.7       17.7      2.16    1.66     9.55         N     07/24/98        0.35
MWBI       135.9      9.7      2.17      159,460       7.2        7.2      1.05    0.76    10.90         N     07/24/98          NA
ODW        187.7     14.0      0.53   39,067,229       7.5        7.5      6.80    1.00    14.59         N     07/24/98          NA
HPBC       212.9     20.8      3.14      225,708       9.8        9.8      1.82    1.63    15.59         N     07/24/98           -
PVFC       218.3     15.7         -      418,928       7.2        7.2      1.78    1.27    17.72         N     07/24/98        0.68
WFSL       205.6     26.5      3.27    5,558,970      13.9       13.0      2.04    1.92    14.69         N     07/24/98          NA
MWBX       219.4     16.1      1.61      658,462       7.3        7.3      0.54    1.26    16.88         N     07/24/98        0.45
FSTC       282.0     22.8      1.07      352,233      10.1        8.2      2.20    1.91    19.69         N     07/24/98        1.12
JXVL       129.5     19.1      2.70      237,102      14.7       14.7      1.36    1.45     9.83         N     07/24/98        0.75
CENB       109.7     19.5      4.25      104,379      17.8       17.8      1.19    1.32     4.63         N     07/24/98        0.37
KSBK       208.3     14.6      0.55      157,745       8.0        7.1      13.8    1.11    14.65         N     07/24/98          NA

           Price     Core      Core         Core
            Core      EPS      ROAA         ROAE
             EPS      ($)       (%)          (%)
Ticker       (X)      MRQ       MRQ          MRQ
PVSA        16.5     0.53      1.08        14.54
MPLR        15.9     0.37      1.01        10.44
FFYF        16.6     0.50      1.23         9.20
PHBK        17.5     0.33      1.26        16.93
ABCL        15.6     0.39      0.93        10.35
FFSL        15.9     0.20      0.65         6.80
FKFS        17.6     0.25      0.61         8.93
KNK         15.9     0.52      0.80         8.06
GAF         18.6     0.24      0.82         5.99
FMSB        17.2     0.24      0.92        12.99
IPSW        18.0     0.24      1.03        19.19
PTRS        18.5     0.22      0.68         7.44
FBSI        17.2     0.20      1.07         7.53
PDB         18.8     0.13      1.14         6.96
SKAN        19.9     0.22      0.52         7.50
FSBI        17.1     0.33      0.66         9.71
SFIN        16.9     0.31      0.78         8.09
FFFD        15.2     0.33      1.28         8.39
HALL        16.8     0.22      0.62         8.02
TSH         16.1     0.29      0.95         6.93
LARL        15.9     0.33      1.43        13.55
CFNC        32.8     0.08      0.68         3.03
SSB         25.4     0.09      0.95         3.90
TRIC        17.1     0.18      1.04         6.52
HBNK        13.5     0.79      1.37        17.39
FTF         14.8     0.47      1.73        11.52
ANDB        11.9     0.76      1.48        18.30
MBLF        14.6     0.39      0.93         7.10
WSFS        15.2     0.34      1.11        18.38
NEIB        14.6     0.38      1.16         8.82
FFES        15.0     0.59      0.67         9.69
HARL        15.1     0.52      0.95        14.49
NWEQ        15.6     0.32      1.18        10.13
JSB         11.5     1.27      3.32        13.80
MAFB        14.9     0.39      1.03        13.24
LOGN        15.5     0.25      1.44         7.65
FBBC        14.4     0.33      1.10        10.27
BNKU         8.5     1.35      1.38        27.87
FCME        14.4     0.21      0.76         7.39
FLGS        12.4     0.54      1.37        24.05
WVFC        14.5     0.27      1.29        11.69
FFWC        13.6     0.34      0.97        10.26
CFB         15.1     0.49      0.95        13.87
HRZB        13.6     0.29      1.61        10.32
NHTD        13.6     0.33      0.88        11.29
PFSB        14.4     0.28      0.75        10.69
HIFS        14.0     0.53      1.22        12.77
MIFC        16.4     0.17      0.89         9.75
QCFB        13.4     0.57      1.79         9.63
MWBI        14.2     0.26      0.73        10.42
ODW         13.2     1.80      1.06        14.58
HPBC        13.6     0.47      1.60        15.82
PVFC        14.4     0.43      1.18        16.34
WFSL        13.5     0.52      1.96        14.34
MWBX        13.3     0.14      1.23        16.28
FSTC          NA     0.41      1.41        14.00
JXVL        16.5     0.28      1.14         7.74
CENB        28.6     0.14      0.60         2.50
KSBK        13.4     0.34      1.11        14.16

FERGUSON & COMPANY        EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
------------------

                                                                            TANGIBLE
            CURRENT              CURRENT        TOTAL          EQUITY/       EQUITY/       CORE      CORE      CORE
            PRICE/T   PRICE/    DIVIDEND       ASSETS           ASSETS      T ASSETS        EPS      ROAA      ROAE      MERGER
            BOOK V    ASSETS       YIELD       ($000)              (%)           (%)        ($)       (%)       (%)      TARGET?
TICKER          (%)      (%)         (%)          MRQ              MRQ           MRQ        LTM       LTM      LTM        (Y/N)
ITLA          161.0     16.3         -           1,010,987        10.2          10.2       1.64      1.45      13.54        N
CBSA          190.3      6.3         -           2,980,528         3.9           3.4       2.03      0.54      15.00        N
HBS           123.7     17.8        2.78           152,002        14.9          14.5       1.77      1.45      10.17        N
CBCI          113.8     20.2         -             491,961        17.7          17.7       2.81      1.97      11.86        N
HTHR          137.3      5.8         -           1,046,906         4.3           4.3       1.81      1.28      24.22        N
AABC          135.2     10.9         -             114,047         8.1           8.1       1.18      1.36      16.90        N
LSBX          156.6     18.9         -             344,874        12.1          12.1       2.00      2.55      24.85        N

Maximum       402.1     41.6        4.92       103,396,952        39.3          39.3       6.80      2.55      24.85
Minimum        75.5      5.7         -              36,931         3.7           3.4       0.30      0.22       2.65
Average       171.6     18.0        1.82         2,173,776        12.0          11.8       1.18      0.97       9.03
Median        155.4     16.9        1.81           365,625        10.0           9.8       1.01      0.91       8.20


                               NPAs/        PRICE/        CORE           CORE            CORE
               CURRENT        ASSETS          CORE         EPS           ROAA            ROAE
               PRICING           (%)           EPS         ($)            (%)             (%)
TICKER            DATE           MRQ           (%)         MRQ            MRQ             MRQ
ITLA           07/24/98         1.31          12.2        0.44            1.38           13.86
CBSA           07/24/98         0.49          12.2        0.51            0.54           14.16
HBS            07/24/98         0.37          10.6        0.51            1.65           11.28
CBCI           07/24/98         1.21          19.7        0.40            1.12            6.39
HTHR           07/24/98         6.04          15.1        0.32            0.75           16.87
AABC           07/24/98         0.14          85.4        0.03            0.14            1.74
LSBX           07/24/98         0.24           9.4        0.40            2.10           18.14

Maximum                         6.04          85.4        1.80            3.32           27.87
Minimum                          -             8.5       (0.01)          (0.02)          (0.23)
Average                         0.59          21.8        0.30            0.93            8.76
Median                          0.42          19.4        0.25            0.90            7.88

Source: SNL & F&C calculations        18

FERGUSON & COMPANY                  EXHIBIT VI - COMPARATIVE GROUP PRICE CHARGES
------------------

                                                                                        Total
                                                                           Number       Assets
                                                                                of      ($000)
Ticket         Short Name                         City           State     Offices       MRQ           IPO Date
CKFB           CKF Bancorp Inc.                   Danville       KY              1       62,759        01/04/95
HBBI(1)        Home Building Bancorp              Washington     IN              2       44,662        02/08/95
HCFC(2)        Home City Financial Corp.          Springfield    OH              1       76,374        12/30/96
LONF(1)        London Financial Corp.             London         OH              1       37,007        04/01/96
MIVI(1)        Mississippi View Holding Co.       Little Falls   MN              1       69,960        03/24/95
NSLB           NS&L Bancorp Inc.                  Neosho         MO              2       61,144        06/08/95
PWBK(3)        Pennwood Bancorp Inc.              Pittsburgh     PA              3       46,398        07/15/96
SOBI           Sobieski Bancorp Inc.              South Bend     IN              3       89,848        03/31/95
SSB            Scotland Bancorp Inc.              Laurinburg     NC              2       61,278        04/01/96
USAB(4)        USABancshares, Inc.                Philadelphia   PA              3      102,535              NA

Maximum                                                                          3      102,535
Minimum                                                                          1       37,007
Average                                                                          2       65,197
Median                                                                           2       62,019

               (1) Switched from Nasdaq to Pink Sheets between original appraisal and update.

               (2) Adjusted February 27, 1998 price and market value for $3.50 per share dividend to holders of record May 27.

               (3) Adjusted February 27, 1998 per share price for 4 for 3 dividend to holders of record May 1.

               (4) Adjusted February 27, 1998 total market value for stock issue of 769,231 shares sold between original appraisal and update.

Source: SNL & F&C calculations        19

FERGUSON & COMPANY            EXHIBIT VI- COMPARATIVE GROUP PRICE CHANGES
------------------

             JULY 24, 1998         FEBRUARY 27, 1998        INCREASE (DECREASE)
             -------------         -----------------        -------------------
             Stock    Market        Stock    Market          Stock     Market
             Price    Value         Price    Value           Price     Value
Ticker        ($)     ($M)           ($)     ($M)             (%)       (%)
CKFB         19.375    16.34        19.500    16.91           -0.6%    -3.4%
HBBI(1)      20.000     5.84        22.625     7.05          -11.6%   -17.2%
HCFC(2)      15.250    13.79        15.125    13.68            0.8%     0.8%
LONF(1)      15.250     7.78        14.875     7.59            2.5%     2.5%
MIVI(1)      19.750    14.55        18.375    13.60            7.5%     7.0%
NSLB         18.313    12.56        17.375    12.26            5.4%     2.4%
PWBK(3)      12.250     8.99        16.500    12.11          -25.8%   -25.8%
SOBI         18.500    14.47        20.500    16.07           -9.8%   -10.0%
SSB           9.125    17.46        10.125    19.38           -9.9%    -9.9%
USAB(4)      16.625    24.97        10.500    15.77           58.3%    58.3%

Maximum      20.000    24.97        22.625    19.38           58.3%    58.3%
Minimum       9.125     5.84        10.125     7.05          -25.8%   -28.8%
Average      16.444    13.68        16.550    13.44            1.7%     0.5%
Median       17.469    14.13        16.938    13.64            0.1%    -1.3%

Source: SNL & F&C calculations               20

FERGUSON & COMPANY    EXHIBIT VII - PRO FORMA COMPARISONS
------------------
                          NORTHFIELD FEDERAL SAVINGS




As of July 24, 1998

Ticker Name                         Price       Mk Value     PE     P/Book     P/TBook     P/Assets     Div Yld      Assets     Eq/A
                                     ($)         ($Mil)      (X)     (%)        (%)          (%)         (%)         ($000)      (%)
       Northfield Federal
       ------------------
       Before Conversion              N/A          N/A        N/A       N/A        N/A          N/A         N/A       38,987     7.9
       Pro Forma Supermaximum      10.000         5.95       14.2      75.4       75.4         13.6        2.00       43,797    18.0
       Pro Forma Maximum           10.000         5.18       12.8      71.6       71.6         12.0        2.00       43,128    16.8
       Pro Forma Midpoint          10.000         4.50       11.5      67.7       67.7         10.6        2.00       42,547    15.6
       Pro Forma Minimum           10.000         3.83       10.1      63.1       63.1          9.1        2.00       41,965    14.5

       Comparative Group
       -----------------
       Averages                    16.444        13.68       34.3     119.5      119.7         20.8        1.80       65,197    17.5
       Medians                     17.469        14.13       20.3     110.7      111.1         20.0        1.96       62,019    18.3

       Maryland Thrifts
       ----------------
       Averages                    20.646        52.47       25.3     161.2      161.2         19.9        2.00       270,544   12.7
       Medians                     18.250        37.01       23.6     133.5      133.5         16.9        2.03       273,549   12.7

       Mid-Atlantic Region Thrifts
       ---------------------------
       Averages                    23.781       402.00       21.7     173.7      186.7         17.5        1.72     2,312,892   10.7
       Medians                     20.219        85.08       20.7     155.4      161.3         16.0        1.60       478,645    9.3

       All Public Thrifts
       ------------------
       Averages                    22.165       354.95       20.4     163.9      171.6         18.0        1.82     2,173,776   12.0
       Medians                     19.250        60.79       19.4     150.5      155.4         16.9        1.81       365,625   10.0

       Comparative Group
       -----------------
CKFB   CKF Bancorp-KY              19.375        16.34       19.4     112.1      112.1         26.0        2.79        62,759   21.6
HBBI   HomeBldngBncp-IN            20.000         5.84       19.6      95.0       95.0         13.1        1.50        44,662   13.8
HCFC   HomeCityFinl-OH             15.250        13.79       16.6      97.2       97.2         18.1        2.36        76,374   18.6
LONF   LondonFinlCorp-OH           15.250         7.78       21.0     146.1      146.1         22.6        1.57        37,007   14.4
MIVI   MissViewHldgCo-MN           19.750        14.55       18.7     113.8      113.8         19.5        0.81        69,960   18.3
NSLB   NS&Lbancorp-MO              18.313        12.56       29.1     109.3      110.1         20.5        2.73        61,144   18.8
PWBK   PennwoodBancorp-PA          12.250         8.99       22.7      97.3       97.3         19.4        2.29        46,398   18.3
SOBI   SobieskiBancorp-IN          18.500        14.47       28.9     103.7      103.7         15.7        1.73        89,848   14.1
SSB    ScotlandBancorp-NC           9.125        17.46       16.0     115.4      115.4         28.5        2.19        61,278   24.7
USAB   USABaneshares-PA            16.625        24.97      151.1     205.5      206.8         24.4           -       102,535   12.5

FERGUSON & COMPANY             EXHIBIT VII - PRO FORMA COMPARISON
------------------

                          NORTHFIELD FEDERAL SAVINGS

AS OF JULY 24, 1998

Ticker    Name                      TEq/A         EPS        ROAA        ROAE
                                     (%)          ($)         (%)         (%)
          NORTHFIELD FEDERAL
          ------------------
          Before Conversion           7.9         N/A        0.86        10.43
          Pro Forma Supermaximum     18.0         0.70       1.02         5.37
          Pro Forma Maximum          16.8         0.78       1.00         5.66
          Pro Forma Midpoint         15.6         0.87       0.98         5.96
          Pro Forma Minimum          14.5         0.99       0.96         6.31

          COMPARATIVE GROUP
          -----------------
          Averages                   17.5         0.72       0.91         4.97
          Medians                    18.3         0.71       0.89         5.08

          MARYLAND THRIFTS
          ----------------
          Averages                   12.7         0.96       0.82         7.99
          Medians                    12.7         0.66       0.66         5.92

          MID-ATLANTIC REGIONS THRIFTS
          ----------------------------
          Averages                   10.4         1.20       0.89         8.87
          Medians                     8.7         1.04       0.80         8.41

          ALL PUBLIC THRIFTS
          ------------------
          Averages                   11.8         1.18       0.97         9.03
          Medians                     9.8         1.01       0.91         8.20

          COMPARATIVE GROUP
          -----------------
CKFB      CKFBancorp-KY              21.6         1.00       1.34         5.96
HBBI      HomeBldngBncp-IN           13.8         1.02       0.70         5.07
HCFC      HomeCityFinl-OH            18.6         0.92       1.14         6.01
LONF      LondonFinlCorp-OH          14.4         0.78       0.98         5.57
MIVI      Miss ViewHldgCo-MN         18.3         0.99       1.10         6.49
NSLB      NS&LBancorp-MO             18.7         0.63       0.69         3.50
PWBK      PennwoodBancorp-PA         18.3         0.54       0.79         4.36
SOBI      SobieskiBancorp-IN         14.1         0.64       0.57         3.89
SSB       ScotlandBancorp-NC         24.7         0.57       1.47         5.08
USAB      USABancshares-PA           12.4         0.11       0.35         3.81

                              Note: Stock prices are closing prices or last trade. Pro forma calculations for Northfield are based on sales at $10 a share with a minimum of $3,825,000, midpoint of $4,500,000, maximum of
                              $5,175,000, and supermaximum of $5,591,250.
                              SOURCE: NORTHFIELD FSB'S AUDITED AND UNAUDITED FINANCIAL STATEMENTS, SNL SECURITIES, AND F&C CALCULATIONS.

FERGUSON & COMPANY                 EXHIBIT VIII
------------------
                         COMPARISON OF PRICING RATIOS

                                                                   GROUP                      PERCENT PREMIUM
                                        NORTHFIELD              COMPARED TO                  (DISCOUNT) VERSUS
                                                           ----------------------           ----------------------
                                          FEDERAL           AVERAGE        MEDIAN           AVERAGE        MEDIAN
                                          -------           -------        ------           -------        ------
COMPARISON OF PE RATIO AT
 MIDPOINT TO:
--------------------------------
Comparative group                            11.5              34.3          20.3             (66.5)        (43.3)
Maryland thrifts                             11.5              25.3          23.6             (54.5)        (51.3)
Mid-Atlantic Region thrifts                  11.5              21.7          20.7             (47.0)        (44.4)
All public thrifts                           11.5              20.4          19.4             (43.6)        (40.7)
Recent conversions                           11.5              16.3          19.3             (29.4)        (40.4)
Recent pink sheet conversions                11.5              19.1          17.5             (39.8)        (34.3)

COMPARISON OF PE RATIO AT
 MAXIMUM TO:
--------------------------------
Comparative group                            12.8              34.3          20.3             (62.7)        (36.9)
Maryland thrifts                             12.8              25.3          23.6             (49.4)        (45.8)
Mid-Atlantic Region thrifts                  12.8              21.7          20.7             (41.0)        (38.2)
All public thrifts                           12.8              20.4          19.4             (37.3)        (34.0)
Recent conversions                           12.8              16.3          19.3             (21.5)        (33.7)
Recent pink sheet conversions                12.8              19.1          17.5             (33.0)        (26.9)

COMPARISON OF PE RATIO AT
 SUPERMAXIMUM TO:
--------------------------------
Comparative group                            14.2              34.3          20.3             (58.6)        (30.0)
Maryland thrifts                             14.2              25.3          23.6             (43.9)        (39.8)
Mid-Atlantic Region thrifts                  14.2              21.7          20.7             (34.6)        (31.4)
All public thrifts                           14.2              20.4          19.4             (30.4)        (26.8)
Recent conversions                           14.2              16.3          19.3             (12.9)        (26.4)
Recent pink sheet conversions                14.2              19.1          17.5             (25.7)        (18.9)

COMPARISON OF PE RATIO AT
 MIDPOINT TO:
------------------------------
Comparative group                            67.7             119.5         110.7             (43.3)        (38.8)
Maryland thrifts                             67.7             161.2         133.5             (58.0)        (49.3)
Mid-Atlantic Region thrifts                  67.7             173.7         155.4             (61.0)        (56.4)
All public thrifts                           67.7             163.9         150.5             (58.7)        (55.0)
Recent conversions                           67.7              77.5          77.8             (12.6)        (13.0)
Recent pink sheet conversions                67.7              73.5          73.7              (7.9)         (8.1)

COMPARISON OF PE RATIO AT
 MAXIMUM TO:
------------------------------
Comparative group                            71.6             119.5         110.7             (40.1)        (35.3)
Maryland thrifts                             71.6             161.2         133.5             (55.6)        (46.4)
Mid-Atlantic Region thrifts                  71.6             173.7         155.4             (58.8)        (53.9)
All public thrifts                           71.6             163.9         150.5             (56.3)        (52.4)
Recent conversions                           71.6              77.5          77.8              (7.6)         (8.0)
Recent pink sheet conversions                71.6              73.5          73.7              (2.6)         (2.8)

COMPARISON OF PE RATIO AT
 SUPERMAXIMUM TO:
------------------------------
Comparative group                            75.4             119.5         110.7             (36.9)        (31.9)
Maryland thrifts                             75.4             161.2         133.5             (53.2)        (43.5)
Mid-Atlantic Region thrifts                  75.4             173.7         155.4             (56.6)        (51.5)
All public thrifts                           75.4             163.9         150.5             (54.0)        (49.9)
Recent conversions                           75.4              77.5          77.8              (2.7)         (3.1)
Recent pink sheet conversions                75.4              73.5          73.7               2.6           2.3

Source: SNL & F&C calculations        23

FERGUSON & COMPANY                 EXHIBIT IX
------------------
                             PRO FORMA ASSUMPTIONS


1. Net proceeds from the conversion were invested at the beginning of the period at 5.4%, which was the approximate rate on the one-year treasury bill on June 30, 1998. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

2. Northfield's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 1/12 annually of the initial purchase.

3. Northfield's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 38.0%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Earnings per share ("EPS") calculations have ignored AICPA SOP 93-6. Calculating EPS under SOP 93-6 and assuming 1/12 of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield EPS of $1.06, $.94, $.84, and $.76, and price to earnings ratios of 9.4, 10.6, 11.9, and 13.2, at the minimum, midpoint, maximum, and supermaximum of the range, respectively.

FERGUSON & COMPANY
------------------

                                  EXHIBIT IX
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MINIMUM OF THE CONVERSION VALUATION RANGE
                      VALUATION DATE AS OF JULY 24, 1998

NORTHFIELD FEDERAL SAVING
------------------------------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Value                                      $   3,825,000
     Less: Estimated Expenses                                         (388,000)
                                                                 ---------------
     Net Conversion Proceeds                                     $   3,437,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                     $   3,437,000
     Less: ESOP Contributions                                         (306,000)
           RP Contributions                                           (153,000)
                                                                 ---------------
     Net Conversion Proceeds after ESOP & RP                     $   2,978,000
     Estimated Incremental Rate of Return (1)                             3.35%
                                                                 ---------------
     Estimated Additional Income                                 $      99,703
     Less: Esop Expense                                                (15,810)
           RP Expense                                                  (18,972)
                                                                 ---------------
                                                                 $      64,921
                                                                 ---------------

3.   Pro Forma Calculations

                                  Before              Conversion          After
     Period                     Conversion              Results         Conversion
                            --------------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     June 30, 1998           $     312,000             $    64,921       $     376,921

b.   Pro Forma Net Worth
     June 30, 1998           $   3,087,000             $ 2,978,000       $   6,065,000

c.   Pro Forma Net Assets
     June 30, 1998           $  38,987,000             $ 2,978,000       $  41,965,000

(1) Assumes Proceeds can be reinvested at 5.4 percent and earnings taxes at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                  EXHIBIT IX
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MIDPOINT OF THE CONVERSION VALUATION RANGE
                      VALUATION DATE AS OF JULY 24, 1998

NORTHFIELD FEDERAL SAVINGS
-------------------------------------------------

1.   Conversion Proceeds
     Pro Forma Market Valuation                    $   4,500,000
     Less: Estimated Expenses                           (400,000)
                                                   -------------
     Net Conversion Proceeds                       $   4,100,000

2.   Estimated Additional Income From Conversion
      Proceeds
     Net Conversion Proceeds                       $   4,100,000
     Less: ESOP Contributions                           (360,000)
           RP Contributions                             (180,000)
                                                   -------------
     Net Conversion Proceeds after ESOP & RP       $   3,560,000
     Estimated Incremental Rate of Return(1)                3.35%
                                                   -------------
     Estimated Additional Income                   $     119,189
     Less: ESOP Expense                                  (18,600)
           RP Expense                                    (22,320)
                                                   -------------
                                                   $      78,269
                                                   -------------

3.   Pro Forma Calculations

                                 Before          Conversion         After
     Period                    Conversion         Results        Conversion
                           ----------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     June 30, 1998         $     312,000      $    78,269     $   390,269

b.   Pro Forma Net Worth
     June 30, 1998         $   3,087,000      $ 3,560,000     $ 6,647,000

c.   Pro Forma Net Assets
     June 30, 1998         $  38,987,000      $ 3,560,000     $42,547,000


(1) Assumes Proceeds can be reinvested at 5.4 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                  EXHIBIT IX
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MAXIMUM OF THE CONVERSION VALUATION RANGE
                      VALUATION DATE AS OF JULY 24, 1998

NORTHFIELD FEDERAL SAVINGS
---------------------------------------
1. Conversion Proceeds
   Pro Forma Market Valuation                                      $  5,175,000
   Less: Estimated Expenses                                            (413,000)
                                                                   ------------
   Net Conversion Proceeds                                         $  4,762,000
                                                                   ------------

2. Estimated Additional Income From Conversion Proceeds
   Net Conversion Proceeds                                         $  4,762,000
   Less: ESOP Contributions                                            (414,000)
         RP Contributions                                              (207,000)
                                                                   ------------
   Net Conversion Proceeds after ESOP & RP                         $  4,141,000
   Estimated Incremental Rate of Return(1)                                 3.35%
                                                                   ------------
   Estimated Additional Income                                     $    138,641
   Less: ESOP Expense                                                   (21,390)
         RP Expense                                                     (25,668)
                                                                   ------------
                                                                   $     91,583
                                                                   ------------

3. Pro Forma Calculations

                                  Before          Conversion            After
Period                          Conversion          Results          Conversion
                               -------------------------------------------------
a. Pro Forma Earnings
   Twelve Months Ended
   June 30, 1998               $    312,000       $    91,583     $     403,583

b. Pro Forma Net Worth
   June 30, 1998               $  3,087,000       $ 4,141,000     $   7,228,000

c. Pro Forma Net Assets
   June 30, 1998               $ 38,987,000       $ 4,141,000     $  43,128,000

(1) Assumes Proceeds can be reinvested at 5.4 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                  EXHIBIT IX
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE SUPERMAX OF THE CONVERSION VALUATION RANGE
                      VALUATION DATE AS OF JULY 24, 1998

NORTHFIELD FEDERAL SAVINGS
-----------------------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Valuation                                  $  5,951,250
     Less: Estimated Expenses                                    $   (427,000)
                                                                 ------------
     Net Conversion Proceeds                                     $  5,524,250

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                     $  5,524,250
     Less: ESOP Contributions                                    $   (476,100)
           RP Contributions                                      $   (238,050)
                                                                 ------------
     Net Conversion Proceeds after ESOP & RP                     $  4,810,100
     Estimated Incremental Rate of Return(1)                             3.35%
                                                                 ------------
     Estimated Additional Income                                 $    161,042
     Less: ESOP Expense                                          $    (24,599)
           RP Expense                                            $    (29,518)
                                                                 ------------
                                                                 $    106,925
                                                                 ============

3.   Pro Forma Calculations


                                  Before         Conversion           After
     Period                     Conversion         Results         Conversion
                              -------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     June 30, 1998            $     312,000     $    106,925     $     418,925

b.   Pro Forma Net Worth
     June 30, 1998            $   3,087,000     $  4,810,100     $   7,897,100

c.   Pro Forma Net Assets
     June 30, 1998            $  38,987,000     $  4,810,100     $  43,797,100

(1) Assumes Proceeds can be reinvested at 5.4 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                  EXHIBIT IX
                            PRO FORMA ANALYSIS SHEET

Name of Association:     Northfield Federal Savings
Date of Market Prices:   July 24, 1998

                                                                                     Maryland Publicly            All Publicly
                                                           Comparatives                Held Thrifts               Held Thrifts
                                                           ------------                ------------               ------------
                              Symbols   Value          Mean            Median       Mean          Median       Mean          Median
                              ---------------          ----            ------       ----          ------       ----          ------
Price-Earnings Ratio           P/E
--------------------
   Last Twelve Months                    N/A
   At Minimum of Range                  10.1
   At Midpoint of Range                 11.5           34.3             20.3         25.3           23.6       20.4            19.4
   At Maximum of Range                  12.8
   At Supermax of Range                 14.2

Price-Book Ratio               P/B
----------------
   At Minimum of Range                  63.1%
   At Midpoint of Range                 67.7%         119.5            110.7        161.2          133.5      163.5           150.5
   At Maximum of Range                  71.6%
   At Supermax of Range                 75.4%

Price-Asset Ratio              P/A
-----------------
   At Minimum of Range                   9.1%
   At Midpoint of Range                 10.6%          20.8             20.0         19.9           16.9       18.0            16.9
   At Maximum of Range                  12.6%
   At Supermax of Range                 13.6%

Twelve Mo. Earnings Base       Y                $   312,000
   Period Ended June 30, 1998

Book Value                     B                $ 3,087,000
   As of June 30, 1998

Total Assets                   A                $38,887,000
   As of June 30, 1998

Return on Money (1)            R                       9.35%

Conversion Expense             X                $   400,000
Underwriting Commission        C                       0.00%
Percentage Underwritten        S                       0.00%
Estimated Dividend
   Dollar Amount               DA               $    90,000
   Yield                       DY                      2.00%
ESOP Contributions             P                $   360,000
RP Contributions               I                $   180,000
ESOP Annual Expense            E                $    18,600
RP Annual Contributions        M                $    22,320
Cost of ESOP Borrowings        F                       0.00%

(1) Assumes Proceeds can be reinvested at 5.4 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                  EXHIBIT IX
                           PRO FORMA ANALYSIS SHEET

Calculation of Estimated Value (V) at Midpoint Value

1.        V=        P/A(A-X-P-I)        $ 4,500,000
                  ----------------
                   I-P/A(I-(CxS))

2.        V=        P/B(B-X-P-I)        $ 4,500,000
                  ----------------
                   I-P/B(I-(CxX))

3.        V=    P/E(Y-R(X+P+I)-(E+M))   $ 4,500,000
               ----------------------
                  I-P/E(R(I-(CxX))


                            Value
     Estimated Value      Per Share        Total Shares            Date
    -----------------    -----------      --------------      ---------------
      $4,500,000           $10.00             450,000          July 24, 1998


Range of Value
$4.5 million x 1.15 = $5.175 million or 517,500 shares at $ 10.00 per share $4.5 million x 0.85 = $3.825 million or 382,500 shares at $ 10.00 per share

FERGUSON & COMPANY          EXHIBIT X - RECENT OPERATING RESULTS
------------------

                                                                  June 30,       December 31,
                                                                    1998             1997
                                                                  --------       ------------
                                                                          ($000's)
FINANCIAL CONDITION DATA:
 Total assets                                                     $ 38,987       $ 36,084
 Cash and securities                                                 7,066          5,586
 Loans receivable                                                   31,105         29,961
 Savings deposits                                                   35,030         32,622
 Equity                                                              3,087          2,894

                                                                   For the Six Months Ended
                                                                           June 30,
                                                                  --------------------------
                                                                    1998             1997
                                                                  ----------     -----------
                                                                          ($000's)
OPERATING DATA:
Interest income                                                   $  1,451       $  1,249
Interest expense                                                       848            707
                                                                  --------       --------
          Net interest income                                          603            542
Provision for loan losses                                                -              5
                                                                  --------       --------
          Net interest income after provision for loan losses          603            537
Other income                                                            16             15
Other expense                                                          314            290
          Pretax income                                           --------       --------
                                                                       305            262
Income tax expense                                                     112             96
                                                                  --------       --------
          Net income                                              $    193       $    166
                                                                  ========       ========

    COMPARISON OF FINANCIAL CONDITION AT JUNE 30, 1998 TO DECEMBER 31, 1997

Northfield's total assets increased by $2.903 million to $38.987 million from $36.084 million at December 31, 1997. Cash and securities increased $1.480 million, loans increased $1.144 million, deposits increased $2.408 million, and equity increased $1.93 million.

            COMPARISON OF OPERATING RESULTS FOR SIX MONTHS ENDING
                          JUNE 30, 1998, VERSUS 1997

Net income for the six months ended June 30, 1998, was $193,000 as compared with $166,000 for the 1997 period, an increase of $27,000. The increase in net income is principally due to an increase of $61,000 in net interest income, which was partially offset by a $24,000 increase in noninterest expense. The increase in net interest income results principally from the increase in average volumes. There was little change in net earning assets ($3,328,000 in 1998 versus $3,340,000 in 1997) and in the net interest rate spread (2.79% in 1998 versus 2.82% in 1997). The increase in noninterest expense results principally from the 14.3% increase in average assets.

Source: Offering circular             31

FERGUSON & COMPANY       EXHIBIT XI - APPRAISAL EARNINGS
------------------

                                                                       NET                      NET
                                                                     INCOME                   INCOME
                                                        EQUITY        YEAR         EQUITY    6 MONTHS
                                                          AT          ENDED          AT       ENDED
                                                       12-31-97      12-31-97      6-30-98    6-30-98
                                                       --------      --------      -------    -------
Amounts in quarterly reports                              2,922           153         3,093       171

Adjustments:
 Income taxes (recorded in 1998 TFR's)                      (20)          (20)                     20
 Accrued and prepaid expenses (recorded in 1998 TFR's)       (8)           (8)                      8
 1996 audit adjustment recorded in 1997                                    20
 Income tax adjustment at 6-30-98                                                        (6)       (6)
                                                       ---------     ---------      ---------   -------
Net adjustments                                             (28)           (8)            (6)      22
                                                       ---------     ---------      ---------   -------

Equity per financial statements                           2,894                        3,087
                                                       =========                    =========

Net income per financial statements                                       145                     193
                                                                     ========                   =======



RECONCILIATION OF APPRAISAL EARNINGS:
-------------------------------------

Net income, year ended December 31,1997                                                           145
Net income, six months ended June 30,1998                                                         193
Net income, six months ended June 30, 1997                                                       (166)
                                                                                               --------
          Net income, year ended June 30, 1998                                                   (172)
                                                                                               --------
Adjustments:
          Excessive loan loss provision (118,000-40,000)                                           78
          Loss on sale of assets                                                                   32
          Deferred compensation                                                                   115
                                                                                               --------
                              Sub-total                                                           255
                              Less taxes at 38%                                                   (85)
                                                                                               --------
          Net adjustments                                                                         140
                                                                                               --------

          APPRAISAL EARNINGS, YEAR ENDED JUNE 30, 1998                                            312
                                                                                               ========

Source: Quarterly reports and financial statements     32